   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 25, 1998

                                                   REGISTRATION NOS.: 333-01995
                                                                       811-7575
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                ----------------
                                   FORM N-1A
                            REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                    [X]
                          PRE-EFFECTIVE AMENDMENT NO.                       [ ]
                         POST-EFFECTIVE AMENDMENT NO. 4                     [X]
                                    AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                               [X]
                                AMENDMENT NO. 5                             [X]
                               ----------------
                 MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
                (FORMERLY NAMED DEAN WITTER INCOME BUILDER FUND)
                        (A MASSACHUSETTS BUSINESS TRUST)

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                    COPY TO:

                            DAVID M. BUTOWSKY, ESQ.
                             GORDON ALTMAN BUTOWSKY
                             WEITZEN SHALOV & WEIN
                              114 WEST 47TH STREET
                            NEW YORK, NEW YORK 10036
                                ----------------
                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after the effective date of this registration statement.

                                ----------------
 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

        [X] immediately upon filing pursuant to paragraph (b)
        [ ] on (date), pursuant to paragraph (b)
        [ ] 60 days after filing pursuant to paragraph (a)
        [ ] on (date) pursuant to paragraph (a) of rule 485.


           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS.

===============================================================================

                MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND


                             CROSS-REFERENCE SHEET

                                   FORM N-1A


 ITEM                CAPTION
PART A               PROSPECTUS
------               ----------
  1.    ..........   Cover Page
  2.    ..........   Prospectus Summary; Summary of Fund Expenses
  3.    ..........   Financial Highlights; Performance Information
  4.    ..........   Investment Objective and Policies; Risk
                     Considerations; The Fund and its Management;
                     Cover Page; Investment Restrictions; Prospectus
                     Summary
  5.    ..........   The Fund and Its Management; Back Cover;
                     Investment Objective and Policies
  6.    ..........   Dividends, Distributions and Taxes; Additional
                     Information
  7.    ..........   Purchase of Fund Shares; Shareholder Services
  8.    ..........   Purchase of Fund Shares; Redemptions and
                     Repurchases; Shareholder Services
  9.    ..........   Not Applicable

 PART B                STATEMENT OF ADDITIONAL INFORMATION
 ------                -----------------------------------
   10.    ..........   Cover Page
   11.    ..........   Table of Contents
   12.    ..........   The Fund and Its Management
   13.    ..........   Investment Practices and Policies; Investment
                       Restrictions; Portfolio Transactions and Brokerage
   14.    ..........   Trustees and Officers
   15.    ..........   The Fund and Its Management; Trustees and Officers
   16.    ..........   The Fund and Its Management; Purchase of Fund
                       Shares; Custodian and Transfer Agent;
                       Independent Accountants; Shareholder Services
   17.    ..........   Portfolio Transactions and Brokerage
   18.    ..........   Description of Shares
   19.    ..........   Purchase of Fund Shares; Repurchase of Fund
                       Shares; Redemptions and Repurchases; Financial
                       Statements; Shareholder Services
   20.    ..........   Dividends, Distributions and Taxes
   21.    ..........   Not applicable
   22.    ..........   Performance Information
   23.    ..........   Financial Statements

PART C


     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                         PROSPECTUS
                         NOVEMBER 25, 1998

                         Morgan Stanley Dean Witter Income Builder Fund (the
"Fund") is an open-end, diversified management investment company whose primary investment objective is to seek reasonable income. Growth of capital is the secondary objective. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in a diversified portfolio of income-producing equity securities, including common stock, preferred stock and convertible securities. Up to 35% of the Fund's assets may be invested in fixed-income securities or common stocks that do not pay a regular dividend but are expected to contribute to the Fund's ability to meet its investment objectives.




                         The Fund offers four classes of shares (each, a
"Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. (See "Purchase of Fund Shares -- Alternative Purchase Arrangements.")

                         This Prospectus sets forth concisely the information
you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated November 25, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.


                         Morgan Stanley Dean Witter

                         Income Builder Fund
                         Two World Trade Center
                         New York, New York 10048
                         (212) 392-2550 or
                         (800) 869-NEWS (toll-free)

                         TABLE OF CONTENTS


Prospectus Summary/ 2

Summary of Fund Expenses/ 4
Financial Highlights/ 6
The Fund and its Management/ 9
Investment Objectives and Policies/ 9
 Risk Considerations/ 13
Investment Restrictions/ 17
Purchase of Fund Shares/ 18

Shareholder Services/ 29
Redemptions and Repurchases/ 32
Dividends, Distributions and Taxes/ 33
Performance Information/ 34
Additional Information/ 35
Appendix/ 37


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                         MORGAN STANLEY

                         DEAN WITTER DISTRIBUTORS INC.,
                         DISTRIBUTOR

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------------------------------------------------
The                 The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an
Fund                open-end, diversified management investment company. Under normal market conditions, the
                    Fund will invest at least 65% of its total assets in income-producing equity securities, including common stock, preferred stock and convertible securities. Up to 35% of the Fund's assets may be invested in fixed-income securities or common stocks that do not pay a regular dividend but are expected to contribute to the Fund's ability to meet its investment objectives.
--------------------------------------------------------------------------------------------------------------------------
Shares Offered      Shares of beneficial interest with $0.01 par value (see page 34). The Fund offers four Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 18-28).
--------------------------------------------------------------------------------------------------------------------------
Minimum             The minimum initial investment for each Class is $1,000 ($100 if the account is opened through
Purchase            EasyInvestSM). Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A and Class D shares and shares of funds for which Morgan Stanley Dean Witter
                    Advisors Inc. serves as investment manager ("Morgan Stanley Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class D shares of the Fund and other Morgan Stanley Dean Witter Funds that are multiple class funds, will be aggregated. The minimum subsequent investment is $100 (see page 19).
--------------------------------------------------------------------------------------------------------------------------
Investment          The primary investment objective of the Fund is to seek reasonable income. Growth of capital is
Objective           the secondary objective.
--------------------------------------------------------------------------------------------------------------------------
Investment          Morgan Stanley Dean Witter Advisors Inc., the Investment Manager of the Fund, and its
Manager             wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies and other portfolios with net assets under management of approximately $117.3 billion at October 31, 1998.
--------------------------------------------------------------------------------------------------------------------------
Management          The Investment Manager receives a monthly fee at the annual rate of 0.75% of the portion of daily
Fee                 net assets not exceeding $500 million; and 0.725% of the portion of daily net assets exceeding
                    $500 million (see page 9).
--------------------------------------------------------------------------------------------------------------------------
Distributor and     Morgan Stanley Dean Witter Distributors Inc. is the Distributor of the Fund's shares. The Fund has
Distribution        adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act (the "12b-1
Fee                 Plan") with respect to the distribution fees paid by the Class A, Class B and Class C shares of the
                    Fund to the Distributor. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the
                    Class are currently each characterized as a service fee within the meaning of the National
                    Association of Securities Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 18 and 27).
--------------------------------------------------------------------------------------------------------------------------
Alternative         Four classes of shares are offered:
Purchase
Arrangements        o  Class A shares are offered with a front-end sales charge, starting at 5.25% and reduced for larger purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class (see pages
                    18, 22 and 27).
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                   o  Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The
                   CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans. Class B shares are also subject to a
                   12b-1 fee assessed at the annual rate of 1.0% of the lesser of: (a) the average daily net sales of the Fund's Class B shares or (b) the average daily net assets of Class B. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 that have been designated Class B shares will convert to Class A shares in May, 2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 18, 24 and 27).

                   o  Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's
                   Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan.
                   Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0%
                   of average daily net assets of the Class (see pages 18, 26 and 27).

                   o  Class D shares are offered only to investors meeting an initial investment minimum of $5 million
                   ($25 million for certain qualified plans) and to certain other limited categories of investors. Class
                   D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fees (see pages 18, 26 and 27).
--------------------------------------------------------------------------------------------------------------------------
Dividends and      The Fund pays quarterly income dividends and distributes substantially all of any net short-term
Capital Gains      and net long-term capital gains at least once each year. The Fund may, however, determine to
Distributions      retain all or part of any net long-term capital gains in any year for reinvestment. Dividends and capital gains distributions paid on shares of a Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or
                   CDSC (see pages 29 and 33).
--------------------------------------------------------------------------------------------------------------------------
Redemption         Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class
                   A, Class B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through EasyInvestSM, if after twelve months the shareholder has invested less than $1,000 in the account (see page 32).
--------------------------------------------------------------------------------------------------------------------------
Risk               The net asset value of the Fund's shares will fluctuate with changes in market value of portfolio
Considerations     securities. Dividends payable by the Fund will vary in relation to the amounts of dividends earned on common stock and interest earned on fixed-income securities. The value of the Fund's convertible and fixed-income portfolio securities and, therefore, the Fund's net asset value per share, may increase or decrease due to various factors, including changes in prevailing interest rates. Generally, a rise in interest rates will result in a decrease in the Fund's net asset value per share, while a drop in interest rates will result in an increase in the Fund's net asset value per share. The high yield, high risk fixed-income securities in which the Fund may invest are subject to greater risk of loss of income and principal than higher rated, lower yielding fixed-income securities. The prices of high yield, high risk securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. The Fund may enter into repurchase agreements, may purchase foreign securities; securities on a when-issued and delayed delivery basis and may utilize certain investement techniques, all of which involve certain special risks (see pages 13-17).
--------------------------------------------------------------------------------------------------------------------------
Shareholder        Automatic Investment of Dividends and Distributions; Investment of Distributions Received in
Services           Cash; Systematic Withdrawal Plan; Exchange Privilege; EasyInvestSM; Tax-Sheltered Retirement
                   Plans (see page 29).
--------------------------------------------------------------------------------------------------------------------------


 The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------


The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended September 30, 1998.


                                                               Class A         Class B         Class C       Class D
                                                               -------         -------         -------       -------
Shareholder Transaction Expenses
--------------------------------
Maximum Sales Charge Imposed on Purchases (as a
 percentage of offering price) ...........................       5.25%(1)        None            None           None
Sales Charge Imposed on Dividend Reinvestments ...........       None            None            None           None
Maximum Contingent Deferred Sales Charge
 (as a percentage of original purchase price or redemption
 proceeds) ...............................................       None(2)         5.00%(3)        1.00%(4)       None
Redemption Fees ..........................................       None            None            None           None
Exchange Fee .............................................       None            None            None           None

Annual Fund Operating Expenses (as a percentage of average net assets)
----------------------------------------------------------------------

Management Fees ..........................................       0.75%           0.75%           0.75%          0.75%
12b-1 Fees (5) (6) .......................................       0.25%           0.88%           1.00%          None
Other Expenses ...........................................       0.17%           0.17%           0.17%          0.17%
Total Fund Operating Expenses ............................       1.17%           1.80%           1.92%          0.92%


----------
(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a CDSC of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchase of Fund Shares--Level Load Alternative--Class C Shares").

(5) The 12b-1 fee is accrued daily and payable monthly. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares--Plan of Distribution").


(6) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% distribution fee (see "Purchase of Fund Shares--Alternative Purchase Arrangements").

--------------------------------------------------------------------------------


Examples                                                                     1 year     3 years     5 years     10 years
--------                                                                     ------     -------     -------     --------
You would pay the following expenses on a $1,000 investment assuming
(1) a 5% annual return and (2) redemption at the end of each time period:
  Class A ...............................................................      $64        $88         $113        $187
  Class B ...............................................................      $68        $87         $117        $212
  Class C ...............................................................      $29        $60         $104        $224
  Class D ...............................................................      $ 9        $29         $ 51        $113
You would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
  Class A ...............................................................      $64        $88         $113        $187
  Class B ...............................................................      $18        $57         $ 97        $212
  Class C ...............................................................      $19        $60         $104        $224
  Class D ...............................................................      $ 9        $29         $ 51        $113


     THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management" "Purchase of Fund Shares--Plan of Distribution" and "Redemptions and Repurchases."

     Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charge permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


     The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by PricewaterhouseCoopers LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, the notes thereto and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.





                                                                                                         For the period
                                                         For the year              For the year          June 26, 1996*
                                                             ended                     ended                through
                                                     September 30, 1998++     September 30, 1997**++   September 30, 1996
-------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............          $ 12.81                  $  10.23                $  10.00
                                                           --------                 --------                --------
Net investment income ...........................             0.50                      0.46                    0.08
Net realized and unrealized gain (loss) .........            (1.11)                     2.54                    0.23
                                                           --------                 --------                --------
Total from investment operations ................            (0.61)                     3.00                    0.31
                                                           --------                 --------                --------
Less dividends and distributions from:
 Net investment income ..........................            (0.43)                    (0.41)                  (0.08)
 Net realized gain ..............................            (0.59)                    (0.01)                     --
                                                           --------                 --------                --------
Total dividends and distributions ...............            (1.02)                    (0.42)                  (0.08)
                                                           --------                 --------                --------
Net asset value, end of period ..................          $ 11.18                  $  12.81                $  10.23
                                                           ========                 ========                ========
TOTAL INVESTMENT RETURN+ ........................            (5.29)%                   29.83%                   3.10%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................             1.80%(3)                  1.85%                   2.25%(2)
Net investment income ...........................             3.98%(3)                  4.16%                   3.60%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........         $416,909                  $358,973                $148,142
Portfolio turnover rate .........................               58%                       74%                      7%(1)



----------
 *   Commencement of operations.

 ** Prior to July 28, 1997 the Fund issued one class of shares. All shares held prior to that date have been designated Class B shares.

 ++ The per share amounts were computed using an average number of shares outstanding during the period.

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

--------------------------------------------------------------------------------



                                                                                 For the period
                                                         For the year            July 28, 1997*
                                                             ended                  through
                                                     September 30, 1998++     September 30, 1997++
--------------------------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............          $ 12.81                    $ 12.20
                                                           -------                    -------
Net investment income ...........................             0.59                       0.12
Net realized and unrealized gain (loss) .........            (1.12)                      0.61
                                                           -------                    -------
Total from investment operations ................            (0.53)                      0.73
                                                           -------                    -------
Less dividends and distributions from:
 Net investment income ..........................            (0.51)                     (0.12)
 Net realized gain ..............................            (0.59)                       --
                                                           -------                    -------
Total dividends and distributions ...............            (1.10)                     (0.12)
                                                           -------                    -------
Net asset value, end of period ..................          $ 11.18                    $ 12.81
                                                           =======                    =======
TOTAL INVESTMENT RETURN+ ........................            (4.67)%                     5.95%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................             1.17%(3)                   1.28%(2)
Net investment income ...........................             4.61%(3)                   5.77%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........          $10,073                     $1,047
Portfolio turnover rate .........................               58%                        74%

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............          $ 12.80                    $ 12.20
                                                         ---------                -----------
Net investment income ...........................             0.50                       0.10
Net realized and unrealized gain (loss) .........            (1.12)                      0.61
                                                         ---------                -----------
Total from investment operations ................            (0.62)                      0.71
                                                         ---------                -----------
Less dividends and distributions from:
 Net investment income ..........................            (0.43)                     (0.11)
 Net realized gain ..............................            (0.59)                        --
                                                         ---------                -----------
Total dividends and distributions ...............            (1.02)                     (0.11)
                                                         ---------                -----------
Net asset value, end of period ..................          $ 11.16                    $ 12.80
                                                         =========                ===========
TOTAL INVESTMENT RETURN+ ........................            (5.38)%                     5.79%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................             1.92%(3)                   1.98%(2)
Net investment income ...........................             3.86%(3)                   4.61%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........          $ 5,630                    $   987
Portfolio turnover rate .........................               58%                        74%



----------
 *   The date shares were first issued.

 ++ The per share amounts were computed using an average number of shares outstanding during the period.

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

--------------------------------------------------------------------------------



                                                                                 For the period
                                                         For the year            July 28, 1997*
                                                             ended                  through
                                                     September 30, 1998++     September 30, 1997++
--------------------------------------------------------------------------------------------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............         $ 12.82                 $ 12.20
                                                          -------                 -------
Net investment income ...........................            0.64                    0.12
Net realized and unrealized gain (loss) .........           (1.15)                   0.62
                                                          -------                 -------
Total from investment operations ................           (0.51)                   0.74
                                                          -------                 -------
Less dividends and distributions from:
 Net investment income ..........................           (0.54)                  (0.12)
 Net realized gain ..............................           (0.59)                     --
                                                          -------                 -------
Total dividends and distributions ...............           (1.13)                  (0.12)
                                                          -------                 -------
Net asset value, end of period ..................         $ 11.18                 $ 12.82
                                                          =======                 =======
TOTAL INVESTMENT RETURN+ ........................           (4.46)%                  5.98%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................            0.92%(3)                0.96%(2)
Net investment income ...........................            4.86%(3)                5.41%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........          $  618                   $  21
Portfolio turnover rate .........................              58%                     74%



----------
 *   The date shares were first issued.

 ++ The per share amounts were computed using an average number of shares outstanding during the period.

 + Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------


       Morgan Stanley Dean Witter Income Builder Fund (formerly named Dean Witter Income Builder Fund) (the "Fund") is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on March 21, 1996.

       Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. The Investment Manager, which was incorporated in July, 1992 under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors Inc. on June 22, 1998.

       MSDW Advisors and its wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), serve in various investment management, advisory, management and administrative capacities to 100 investment companies, 28 of which are listed on the New York Stock Exchange, with combined assets of approximately $112.8 billion at October 31, 1998. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $4.4 billion at such date.

       The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. MSDW Advisors has retained MSDW Services to perform the aforementioned administrative services for the Fund.



       The Fund's Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.



       As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.75% to the Fund's net assets. Effective May 1, 1998, the Investment Manager's compensation was scaled down to 0.725% on assets over $500 million. For the fiscal year ended September 30, 1998, the Fund accrued total compensation to the Investment Manager amounting to 0.75% of the Fund's average daily net assets and the total expenses of each Class amounted to 1.17%, 1.80%, 1.92% and 0.92% of the average daily net assets of Class A, Class B, Class C and Class D, respectively.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------


       The primary investment objective of the Fund is to seek reasonable income. Growth of capital is the secondary objective. The objectives are fundamental policies of the Fund and may not be changed without a vote of a majority of the outstanding voting securities of the Fund. There is no assurance that the objectives will be achieved.

       The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in income-producing equity securities, including common stock, preferred stock and convertible securities. Up to 35% of the Fund's assets may be invested in fixed-income securities or common stocks that do not pay a regular dividend but are expected to contribute to the Fund's ability to meet its investment objectives.

       Common Stocks, Preferred Stocks and Securities Convertible into Common Stocks. The Fund will invest, under normal market conditions, primarily in common stocks of large-cap companies which have a record of paying dividends and, in the opinion of the Investment Manager, have the potential for maintaining dividends, in preferred stock and in securities convertible into common stocks of small and mid-cap companies. The Investment Manager intends to use a value-oriented investment style in the selection of securities for the Fund's portfolio. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or based on a specified formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

       Lower Rated Fixed-Income Securities. The Fund also may invest up to 20% in fixed-income securities rated below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds (commonly known as "junk bonds"). Investment grade is generally considered to be debt securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). (Fixed-income securities rated BBB by S&P or Baa by Moody's which generally are regarded as having an adequate capacity to pay interest and repay principal, have speculative characteristics.) However, the Fund will not invest in fixed-income securities that are rated lower than B by S&P or Moody's or, if not rated, determined to be of comparable quality by the Investment Manager. The Fund will not invest in fixed-income securities that are in default in payment of principal or interest. The 20% limitation on securities rated below investment grade in which the Fund may invest does not include securities convertible into common stock. A description of fixed-income securities ratings is contained in the appendix to the Prospectus.

       Foreign Securities. The Fund may invest in equity securities of foreign issuers. However, the Fund will not invest more than 25% of the value of its total assets, at the time of purchase, in securities of foreign issuers (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depository Receipts, on which there is no such limit). The Fund may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets. The Fund's investments in unlisted foreign securities are subject to the Fund's overall policy limiting its investment in illiquid securities to 15% or less of its net assets.

       Corporate Notes and Bonds and U.S. Government Securities. A portion of the Fund's assets may be invested in investment grade fixed income (fixed-rate and adjustable rate) securities such as corporate notes and bonds and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

       The non-governmental debt securities in which the Fund will invest will include: (a) corporate debt securities, including bonds, notes and commercial paper, rated in the four highest categories by a nationally recognized statistical rating organization

("NRSRO") including Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff and Phelps, Inc. and Fitch Investors Service, Inc.; and (b) bank obligations, including CDs, banker's acceptances and time deposits, issued by banks with a long-term CD rating in one of the four highest categories by a NRSRO. Investments in securities rated within the four highest rating categories by a NRSRO are considered "investment grade." However, such securities rated within the fourth highest rating category by a NRSRO have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. Where a fixed-income security is not rated by a NRSRO (as may be the case with a foreign security) the Investment Manager will make a determination of its creditworthiness and may deem it to be investment grade. A description of fixed-income security ratings is contained in the appendix to the Prospectus.

       The U.S. Government Securities in which the Fund may invest include securities which are direct obligations of the United States Government, such as United States treasury bills, notes and bonds, and which are backed by the full faith and credit of the United States; securities which are backed by the full faith and credit of the United States but which are obligations of a United States agency or instrumentality (e.g., obligations of the Government National Mortgage Association); securities issued by a United States agency or instrumentality which has the right to borrow, to meet its obligations, from an existing line of credit with the United States Treasury (e.g., obligations of the Federal National Mortgage Association); securities issued by a United States agency or instrumentality which is backed by the credit of the issuing agency or instrumentality (e.g., obligations of the Federal Farm Credit System).

       Money market instruments in which the Fund may invest include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (Treasury bills, notes and bonds, including zero coupon securities); bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the four highest grades by Moody's or Standard & Poor's or, if not rated, issued by a company having an outstanding debt issue rated at least AA by Standard & Poor's or Aa by Moody's. Such securities may be used to invest uncommitted cash balances.

       There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which up to 100% of its total assets is invested in money market instruments or cash.

       In addition to the securities noted above, the Fund may invest in the following:

       When-Issued and Delayed Delivery Securities and Forward
Commitments. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value. (See the Statement of Additional Information for added risk disclosure.)

       When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. See the Statement of Additional Information for additional risk disclosure.

       Investment in Real Estate Investment Trusts. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

Zero Coupon Securities. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

       A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

       Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

       Rule 144A Securities. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

       The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to buy securities restricted as to resale to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

       Repurchase Agreements. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well established financial institutions and maintaining adequate collateralization.


RISK CONSIDERATIONS

       The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The Fund's yield will also vary based on the yield of the Fund's portfolio securities.

       Common Stocks, Preferred Stocks and Securities Convertible into Common Stocks. The net asset value of the Fund's shares will fluctuate with changes in market values of portfolio securities. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

       The Investment Manager intends to follow a "bottom-up" approach in the selection of convertible securities. Beginning with a universe of about 500 companies, the Investment Manager will narrow the focus to small and mid-cap companies and review the issues to determine if the convertible is trading with the underlying equity security. The yield of the underlying equity security will be evaluated and company fundamentals will be studied to evaluate cash flow, risk/reward balance, valuation and the prospects for growth. The Investment Manager intends to select convertible securities that, in its judgment, are issued by companies with sound management practices and that represent good value.

       To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilige.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

       The Fund may invest up to 25% of its total assets in "enhanced" convertible securities. En-hanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer which the holder can realize. In addition, in many cases, enhanced convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder. Enhanced convertible securities may be more volatile than traditional convertible securities due to the mandatory conversion feature.

       The Fund also may invest up to 10% in "synthetic" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

       "Synthetic" convertible securities may be less liquid than traditional convertible securities and their price changes may be more volatile. Reduced liquidity may have an adverse impact on the Fund's ability to sell particular synthetic securities promptly at favorable prices and may also make it more difficult for the Fund to obtain market quotations based on actual trades, for purposes of valuing the Fund's portfolio securities.

       The Fund may invest without limitation in "exchangeable" convertible bonds and convertible preferred stock which are issued by one company, but convertible into the common stock of a different publicly traded company. These securities generally have liquidity trading and risk characteristics similar to traditional convertible securities noted above.


       Foreign securities. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between different currencies will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets. When purchasing foreign securities, the Fund may enter into foreign currency exchange transactions or forward foreign exchange contracts to facilitate settlement. The Fund may utilize forward foreign exchange contracts in these instances as an attempt to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between the trade date and settlement date for the transaction.


       Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade.

       Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

       Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. To the extent the Fund purchases Eurodollar certificates of deposit issued by foreign branches of domestic United States banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions and future international political and economic developments which might adversely affect the payment of principal or interest.


       Many European countries are about to adopt a single European currency, the euro (the "Euro Conversion"). The consequences of the Euro Conversion for foreign exchange rates, interest rates and the value of European securities eligible for purchase by the Fund are presently unclear. Such consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.


       Lower Rated Convertible and Fixed-Income Securities. A portion of the fixed-income and convertible securities in which the Fund may invest will generally be below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Investment grade is generally considered to be debt securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). Fixed-income securities rated Baa by Moody's or BBB by Standard & Poor's have speculative characteristics greater than those of more highly rated bonds, while fixed-income securities rated Ba or BB or lower by Moody's and Standard & Poor's, respectively, are considered to be speculative investments. The Fund will not invest in convertibles and fixed-income securities that are rated lower than B by S&P or Moody's or, if not rated, determined to be of comparable quality by the Investment Manager. The Fund will not invest in debt securities that are in default in payment of principal or interest. The ratings of fixed-income securities by Moody's and Standard & Poor's are a generally accepted barometer of credit risk. However, as the creditworthiness of issuers of lower-rated fixed-income securities is more problematical than that of issuers of higher-rated fixed-income securities, the achievement of the Fund's investment objective will be more dependent upon the Investment Manager's own credit analysis than would be the case with a mutual fund investing primarily in higher quality bonds. The Investment Manager will utilize a security's credit rating as simply one indication of an issuer's creditworthiness and will principally rely upon its own analysis of any security currently held by the Fund or potentially purchasable by the Fund for its portfolio.


       During the fiscal year ended September 30, 1998, the monthly dollar weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:





                             PERCENTAGE OF
RATINGS                    TOTAL INVESTMENTS
-----------------------   ------------------
  AAA/Aaa .............           0.7%
  AA/Aa ...............           0.0%
  A/A .................           2.2%
  BBB/Baa .............           7.1%
  BB/Ba ...............           6.4%
  B/B .................          13.9%
  CCC/Caa .............           0.0%
  CC/Ca ...............           0.0%
  C/C .................           0.0%
  Unrated .............           4.9%

       Because of the special nature of the Fund's permitted investments in lower rated debt securities, the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. Historically, the prices of lower rated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated securities and a corresponding volatility in the net asset value of a share of the Fund.


       Corporate Notes and Bonds and U.S. Government Securities. Payments of interest and principal of U.S. Government securities are guaranteed by the U.S. Government, however, neither the value nor the yield of corporate notes and bonds and U.S. Government securities which may be invested in by the Fund are guaranteed by the U.S. Government. Values and yield of corporate and government bonds will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of corporate notes and bonds and government bonds held by the Fund will fall. Securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The Fund is not limited as to the maturities of the U.S. Government securities in which it may invest.

       Real Estate Investment Trusts. Real estate investment trusts are not diversified and are subject to the risk of financing projects. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, and the possibility of failing to qualify for tax-free status under the Internal Revenue Code and failing to maintain exemption from the Act. The Fund currently intends to invest up to 10%, but may invest up to 20% of its assets in real estate investment trusts.

       Repurchase Agreements. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.


       Year 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The

Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

       In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.


       For additional risk disclosure, please refer to the "Investment Objectives and Policies" section of the Prospectus and to the "Investment Practices and Policies" section of the Statement of Additional Information.


PORTFOLIO MANAGEMENT


       The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other broker-dealers that are affiliates of the Investment Manager, and the Investment Manager's own analysis of factors it deems relevant. The Investment Manager also may use quantitative screens in the process of selecting portfolio securities.

       The Fund's portfolio is managed within MSDW Advisors' Growth and Income Group, which manages 20 equity funds and fund portfolios with approximately $32.9 billion in assets as of October 31, 1998. Paul D. Vance and Peter M. Avelar, Senior Vice Presidents of MSDW Advisors and members of MSDW Advisors' Growth and Income Group, have been the primary portfolio co-managers of the Fund since its inception and January 1998, respectively, and have been portfolio managers with MSDW Advisors for over five years.

       Although the Fund does not intend to engage in short-term trading of portfolio securities as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held whenever such sale will in the Investment Manager's opinion strengthen the Fund's position and contribute to its investment objective. The portfolio turnover rate is not expected to exceed 90%. Brokerage commissions are not normally charged on the purchase or sale of U.S. Government obligations, but such transactions may involve costs in the form of spreads between bid and asked prices. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds Inc. In addition, the Fund may incur brokerage commissions on transactions conducted through Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other brokers and dealers that are affiliates of MSDW Advisors.


INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

       The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subse-quent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

       The Fund may not:

           1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

           2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

           3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.


           4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities. (See the Statement of Addi-tional Information for additional investment restrictions.)


       Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

GENERAL



       The Fund offers each Class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors" or the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by Dean Witter Reynolds Inc. ("DWR"), a selected dealer and subsidiary of Morgan Stanley Dean Witter & Co., and other dealers which have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). It is anticipated that DWR will undergo a change of corporate name which is expected to incorporate the brand name of "Morgan Stanley Dean Witter," pending approval of various regulatory authorities. The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

       The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans), and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrange-ments--Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.


       The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A and Class D shares of the Fund and other Morgan Stanley Dean Witter Funds that are multiple class funds ("Morgan Stanley Dean Witter Multi-Class Funds") and shares of Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Morgan Stanley Dean Witter Income Builder Fund, directly to Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent" or "MSDW Trust") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting a Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvestSM, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of investments pursuant to (i) Systematic Payroll Deduction Plans (including Individual Retirement Plans), (ii) the MSDW Advisors mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.


       Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.


ALTERNATIVE PURCHASE ARRANGEMENTS

       The Fund offers several Classes of shares to investors designed to provide them with the flexibil-ity of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors. See "No Load Alternative--Class D Shares."

       Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

       Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

       Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."


       Class B Shares. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.



       After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

       Class C Shares. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

       Class D Shares. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

       Selecting a Particular Class. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

       The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

       Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.


       For the purpose of meeting the $5 million (or $25 million) minimum investment amount for Class D shares, holdings of Class A and Class D shares in all Morgan Stanley Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Morgan Stanley Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.



       Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.


       Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

-----------------------------------------------------------------------------
                                                           CONVERSION
   CLASS          SALES CHARGE          12b-1 FEE           FEATURE
-----------------------------------------------------------------------------
     A        Maximum 5.25%               0.25%                No
              initial sales charge
              reduced for
              purchases of
              $25,000 and over;
              shares sold without
              an initial sales
              charge generally
              subject to a 1.0%
              CDSC during first
              year.
-----------------------------------------------------------------------------
     B        Maximum 5.0%                 1.0%          B shares convert
              CDSC during the first                      to A shares
              year decreasing                            automatically after
              to 0 after six years                       approximately
                                                         ten years
-----------------------------------------------------------------------------
     C        1.0% CDSC during             1.0%                No
              first year
-----------------------------------------------------------------------------
     D               None                  None                No
-----------------------------------------------------------------------------

       See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

       Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

       The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:




                                            SALES CHARGE
                                ------------------------------------
                                  PERCENTAGE OF        APPROXIMATE
       AMOUNT OF SINGLE          PUBLIC OFFERING      PERCENTAGE OF
         TRANSACTION                  PRICE          AMOUNT INVESTED
-----------------------------   -----------------   ----------------
Less than $25,000 ...........   5.25%                      5.54%
$25,000 but less
   than $50,000 .............   4.75%                      4.99%
$50,000 but less
   than $100,000 ............   4.00%                      4.17%
$100,000 but less
   than $250,000 ............   3.00%                      3.09%
$250,000 but less
   than $1 million ..........   2.00%                      2.04%
$1 million and over .........      0                          0

       Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

       The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under
Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.


       Combined Purchase Privilege. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Morgan Stanley Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Morgan Stanley Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

       Right of Accumulation. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Morgan Stanley Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Morgan Stanley Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares that, together with the current investment amount, is equal to at least $5 million ($25 million for certain qualified plans), such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.


       The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.


       Letter of Intent. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Morgan Stanley Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.


       Additional Net Asset Value Purchase Options. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:


       (1) trusts for which MSDW Trust (which is an affiliate of the Investment Manager) provides discretionary trustee services;

       (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares);

       (3) employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") with at least 200 eligible employees and for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement;

       (4) Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;

       (5) investors who are clients of a Morgan Stanley Dean Witter Financial Advisor who joined Morgan Stanley Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the Financial Advisor's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and


       (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

       No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

       For further information concerning purchases of the Fund's shares, contact DWR or another Se-lected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--
CLASS B SHARES


       Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.


       Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:




           YEAR SINCE
            PURCHASE                CDSC AS A PERCENTAGE
          PAYMENT MADE               OF AMOUNT REDEEMED
--------------------------------   ---------------------
First ..........................           5.0%
Second .........................           4.0%
Third ..........................           3.0%
Fourth .........................           2.0%
Fifth ..........................           2.0%
Sixth ..........................           1.0%
Seventh and thereafter .........           None


       In the case of Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:





           YEAR SINCE
            PURCHASE               CDSC AS A PERCENTAGE
          PAYMENT MADE              OF AMOUNT REDEEMED
-------------------------------   ---------------------
First .........................           2.0%
Second ........................           2.0%
Third .........................           1.0%
Fourth and thereafter .........           None

       CDSC Waivers. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Morgan Stanley Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.


       In addition, the CDSC, if otherwise applicable, will be waived in the case of:

       (1) redemptions of shares held at the time a shareholder dies or becomes
disabled, only if the shares are:   (A) registered either in the name of an
individual shareholder (not a trust), or in the names of such shareholder and
his or her spouse as joint tenants with right of survivorship; or   (B) held in
a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

       (2) redemptions in connection with the following retirement plan
distributions:   (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2);
  (B) distributions from an IRA or 403(b) Custodial Account following
attainment of age 59 1/2; or   (C) a tax-free return of an excess contribution
to an IRA;


       (3) all redemptions of shares held for the benefit of a participant in a Qualified Retirement Plan which offers investment companies managed by the Investment Manager or its subsidiary, MSDW Services, as self-directed investment alternatives and for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("Eligible Plan"), provided that either: (A) the plan continues to be an Eligible Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants; and

       (4) certain redemptions pursuant to the Fund's Systematic Withdrawal Plan (see "Shareholder Services -- Systematic Withdrawal Plan.")


       With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

       Conversion to Class A Shares. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a Qualified Retirement Plan for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Morgan Stanley Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Morgan Stanley Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.


       If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

       Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.


LEVEL LOAD ALTERNATIVE--CLASS C SHARES

       Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.


NO LOAD ALTERNATIVE--CLASS D SHARES


       Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement) and the following categories of investors:
(i) investors participating in the MSDW Advisors mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (subject to all of the terms and conditions of such programs, referred to in (i) and (ii) above, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares); (iii) employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries; (iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; (vi) investors who were shareholders of Dean Witter Retirement Series on September 11, 1998 (with respect to additional purchases for their former Dean Witter Retirement Series accounts); and (vii) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million (or $25 million) minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million (or $25 million) minimum investment amount, holdings of Class A and Class D shares in all Morgan Stanley Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Morgan Stanley Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.



PLAN OF DISTRIBUTION

       The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.


       Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current sharehold-ers; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.


       For the fiscal year ended September 30, 1998, Class B shares of the Fund accrued payments under the Plan amounting to $3,886,869, which amount is equal to 0.88% of the average daily net assets of Class B for the fiscal year. These payments were calculated pursuant to clause (a) of the compensation formula under the Plan. For the fiscal year ended September 30, 1998, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $18,844 and $41,480, respectively, which amounts are equal to 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

       In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $18,378,964 at September 30, 1998, which was equal to 4.41% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

       In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other Selected Broker-Dealer representatives at the time of sale totalled $16,788 in the case of Class C at December 31, 1997, which was equal to 0.72% of the net assets of Class C on such date, and that there were no such expenses which may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.



DETERMINATION OF NET ASSET VALUE

       The net asset value per share is determined once daily at 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

       In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) the value of short-term debt securities which mature at a date less than sixty days subsequent to valuation date will be determined on an amortized cost or amortized value basis; and (5) the value of other assets will be determined in good faith at fair value under procedures established by and under the general supervision of the Fund's Trustees. Dividends receivable are accrued as of the ex-dividend date. Interest income is accrued daily. Certain securities in the Fund's portfolio may be valued by an outside pricing service approved by the Fund's Trustees.

SHAREHOLDER SERVICES
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       Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Morgan Stanley Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").


       Investment of Dividends or Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").


       EasyInvestSM. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Morgan Stanley Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

       Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders whose shares of Morgan Stanley Dean Witter Funds have an aggregate value of $10,000 or more. Shares of any Fund from which redemptions will be made pursuant to the Plan must have a value of $1,000 or more (referred to as a "SWP Fund"). The required share values are determined on the date the shareholder establishes the

Withdrawal Plan. The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Funds' shares, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund shares"), except that the CDSC, if any, will be waived on redemptions under the Withdrawal Plan of up to 12% annually of the value of each SWP Fund account, based on the share values next determined after the shareholder establishes the Withdrawal Plan. Redemptions for which this CDSC waiver policy applies may be in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Under this CDSC waiver policy, amounts withdrawn each period will be paid by first redeeming shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed. Any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly, quarterly, semi-annually or annual amount.

       A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. A shareholder who has suspended participation may resume payments under the Withdrawal Plan, without requiring a new determination of the account value for the 12% CDSC waiver. The Withdrawal Plan may be terminated or revised at any time by the Fund.

       Prior to adding an additional SWP Fund to an existing Withdrawal Plan, the required $10,000/ $1,000 share values must be met, to be calculated on the date the shareholder adds the additional SWP Fund. However, the addition of a new SWP Fund will not change the account value for the 12% CDSC waiver for the SWP Funds already participating in the Withdrawal Plan.

       Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

       Tax-Sheltered Retirement Plans. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax advisor.

       Shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent for further information about any of the above services.



EXCHANGE PRIVILEGE


       Shares of each Class may be exchanged for shares of the same Class of any other Morgan Stanley Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund and five Morgan Stanley Dean Witter Funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust, which are Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.


       An exchange to another Morgan Stanley Dean Witter Multi-Class Fund, any FSC Fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following day. Subsequent exchanges between any of the money market funds and any of the Morgan Stanley Dean Witter Multi-Class Funds, FSC Funds or any Exchange Fund that is not a money market fund can be effected on the same basis.

       No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Morgan Stanley Dean Witter Multi-Class Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Morgan Stanley Dean Witter Multi-Class Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Morgan Stanley Dean Witter Multi-Class Fund (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for Class B shares of another Morgan Stanley Dean Witter Multi-Class Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.


       Additional Information Regarding Exchanges.

Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Morgan Stanley Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Morgan Stanley Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on exchange of shares of the Fund pledged in the margin account.

       The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and read it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares on which the shareholder has realized a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.


       If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Morgan Stanley Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative (no Exchange Privilege Authorization Form is required). Other shareholders (and those who are clients of DWR or other Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Fund, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).


       The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.


       Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Morgan Stanley Dean Witter Funds in the past.

       Additional information on the above is available from a Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or from the Transfer Agent.


REDEMPTIONS AND REPURCHASES
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       Redemption. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional documentation required by the Transfer Agent.

       Repurchase. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value per share next determined (see "Purchase of Fund Shares") after such purchase order is received by DWR or another Selected Broker-Dealer.

       The CDSC, if any, will be the only fee imposed by the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."


       Payment for Shares Redeemed or Repurchased. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on redemption of shares of the Fund pledged in the margin account.


       Reinstatement Privilege. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

       Involuntary Redemption. The Fund reserves the right to redeem, upon sixty days' notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares have a value of less than $100 as a result of redemptions or repurchases, or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvestsm, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.


DIVIDENDS, DISTRIBUTIONS AND TAXES
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       Dividends and Distributions. The Fund declares dividends separately for each Class of shares and intends to pay quarterly income dividends and to distribute substantially all of the Fund's net short-term and net long-term capital gains, if there are any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment.

       All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher (see "Shareholder Services--Automatic Investment of Dividends and Distributions").


       Taxes. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state and local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.


       Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.


       The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources would, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments would not be taxable to shareholders.



       After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. Shareholders will also be notified of their proportionate share of long-term capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.


       Shareholders should consult their tax advisors as to the applicability of the foregoing to their current situation.


PERFORMANCE INFORMATION
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       From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of each Class of the Fund is computed by dividing the Class's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the yield for each Class.

       From time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "aver-age annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years, or over the life of the Fund, if less than any of the foregoing. Total return and average annual total return reflect all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges which will be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

       In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc., the S&P 500 Index and the Lehman Brothers Government/ Corporate Bond Index).

ADDITIONAL INFORMATION
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       Voting Rights. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

       The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the Shareholders.

       Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


       Code of Ethics. Directors, officers and employees of MSDW Advisors, MSDW Services and MSDW Distributors are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an ad-vance clearance process to monitor that no Morgan Stanley Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering and prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within 60 days of a sale or a sale within 60 days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within 30 days before or after any transaction in any Morgan Stanley Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.



       Master/Feeder Conversion. The Fund reserves the right to seek to achieve its investment objectives by investing all of its investable assets in a diversified, open-end management investment company having the same investment objectives and policies and substantially the same investment restrictions as those applicable to the Fund.


       Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

APPENDIX
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RATINGS OF CORPORATE DEBT INSTRUMENTS INVESTMENTS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                         FIXED-INCOME SECURITY RATINGS

Aaa     Fixed-income securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa      Fixed-income securities which are rated Aa are judged to be of high quality by all standards.
        Together with the Aaa group they comprise what are generally known as high grade fixed-
        income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A       Fixed-income securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa     Fixed-income securities which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Fixed-income securities rated Aaa, Aa, A and Baa are considered investment grade.

Ba      Fixed-income securities which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B       Fixed-income securities which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa     Fixed-income securities which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca      Fixed-income securities which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C       Fixed-income securities which are rated C are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal fixed-income security rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                           COMMERCIAL PAPER RATINGS


     Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.


     Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")


                         FIXED-INCOME SECURITY RATINGS


     A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.


     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


     Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.



AAA     Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's.
        Capacity to pay interest and repay principal is extremely strong.

AA      Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rate issues only in small degree.

A       Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

BBB     Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

        Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.

BB      Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposures to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

B       Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC     Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC      The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C       The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

Cl      The rating "Cl" is reserved for fixed-income securities on which no interest is being paid.

NR      Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

        Fixed-income securities rated "BB," "B," "CCC," "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

                           COMMERCIAL PAPER RATINGS

     Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:


     Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.



A-1     indicates that the degree of safety regarding timely payment is very strong.

A-2     indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

A-3     indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                 BOND RATINGS

FITCH INVESTORS SERVICE, INC. ("FITCH")


     The Fitch Bond Ratings provides a guide to investors in determining the investment risk associated with a particular security. The rating represents its assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Fitch bond ratings are not recommendations to buy, sell or hold securities since they incorporate no information on market price or yield relative to other debt instruments.


     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the record of the issuer and of any guarantor, as well as the political and economic environment that might affect the future financial strength and credit quality of the issuer.


     Bonds which have the same rating are of similar but not necessarily identical investment quality since the limited number of rating categories cannot fully reflect small differences in the degree of risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal.


     In assessing credit risk, Fitch Investors Service relies on current information furnished by the issuer and/or guarantor and other sources which it considers reliable. Fitch does not perform an audit of the financial statements used in assigning a rating.


     Ratings may be changed, withdrawn or suspended at any time to reflect changes in the financial condition of the issuer, the status of the issue relative to other debt of the issuer, or any other circumstances that Fitch considers to have a material effect on the credit of the obligor.



AAA     rated bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA      rated bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

A       rated bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB     rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

BB      rated bonds are considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.

B       rated bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC     rated bonds may have certain identifiable characteristics which, if not remedied, could lead to the possibility of default in either principal or interest payments.

CC      rated bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C       rated bonds are in imminent default in payment of interest and/or principal.

                              SHORT-TERM RATINGS


     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Fitch's short-term ratings are as follows:





Fitch-1+     (Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

Fitch-1      (Very Strong Credit Quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated Fitch-1+.

Fitch-2      (Good Credit Quality) Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the two higher categories.

Fitch-3      (Fair Credit Quality) Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change is likely to cause these securities to be rated below investment grade.

Fitch-S      (Weak Credit Quality) Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near term adverse changes in financial and economic conditions.

D            (Default) Issues assigned this rating are in actual or imminent payment default.

LOC          This symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                               LONG-TERM RATINGS

DUFF & PHELPS, INC.


     These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.


     Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.


     The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).



RATING SCALE     DEFINITION
AAA              Highest credit quality. The risk factors are negligible, being only slightly more than risk-free
                 U.S. Treasury debt.

AA+              High credit quality. Protection factors are strong. Risk is modest, but may vary slightly from

AA               time to time because of economic conditions.

AA-

A+               Protection factors are average but adequate. However, risk factors are more variable and

A                greater in periods of economic stress.

A-

BBB+             Below average protection factors but still considered sufficient for prudent investment.

BBB              Considerable variability in risk during economic cycles.

BBB-

BB+              Below investment grade but deemed likely to meet obligations when due. Present or

BB               prospective financial protection factors fluctuate according to industry conditions or

BB-              company fortunes. Overall quality may move up or down frequently within this category.

B+               Below investment grade and possessing risk that obligations will not be met when due.

B                Financial protection factors will fluctuate widely according to economic cycles, industry

B-               conditions and/or company fortunes. Potential exists for frequent changes in the quality rating within this category or into a higher or lower quality rating grade.

CCC              Well below investment grade securities. May be in default or considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.

DD               Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP               Preferred stock with dividend arrearages.

                              SHORT-TERM RATINGS


     Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.


     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.


A. CATEGORY 1:   HIGH GRADE

Duff 1+          Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1           Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff-            High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

B. CATEGORY 2:   GOOD GRADE

Duff 2           Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

C. CATEGORY 3:   SATISFACTORY GRADE

Duff 3           Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D. CATEGORY 4:   NON-INVESTMENT GRADE

Duff 4           Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

E. CATEGORY 5:   DEFAULT

Duff 5           Issuer failed to meet scheduled principal and/or interest payments.

Morgan Stanley Dean Witter
Income Builder Fund

Two World Trade Center
New York, New York 10048


TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and
General Counsel

Paul D. Vance
Vice President


Peter M. Avelar

Vice President

Thomas F. Caloia
Treasurer


CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286


TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT


Morgan Stanley Dean Witter Trust FSB

Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER


Morgan Stanley Dean Witter Advisors Inc.



MORGAN STANLEY

DEAN WITTER
INCOME BUILDER
FUND


PROSPECTUS -- NOVEMBER 25, 1998

STATEMENT OF ADDITIONAL INFORMATION     MORGAN STANLEY DEAN WITTER
                                        INCOME BUILDER
NOVEMBER 25, 1998                       FUND

--------------------------------------------------------------------------------

     Morgan Stanley Dean Witter Income Builder Fund (the "Fund") is an open-end, diversified management investment company whose primary investment objective is to seek reasonable income. Growth of capital is a secondary objective. The Fund seeks to achieve its objectives by investing under normal market conditions, at least 65% of its total assets in a diversified portfolio of income-producing common stocks and preferred stocks and in securities convertible into common stock. (See "Investment Practices and Policies.")


     A Prospectus for the Fund dated November 25, 1998, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at its address or telephone numbers listed below or from the Fund's Distributor, Morgan Stanley Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc., at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Morgan Stanley Dean Witter Income Builder Fund

Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
--------------------------------------------------------------------------------



The Fund and its Management ..............................................   3
Trustees and Officers ....................................................   7
Investment Practices and Policies ........................................  13
Investment Restrictions ..................................................  15
Portfolio Transactions and Brokerage .....................................  16
The Distributor ..........................................................  18
Purchase of Fund Shares ..................................................  23
Shareholder Services .....................................................  26
Redemptions and Repurchases ..............................................  30
Dividends, Distributions and Taxes .......................................  32
Performance Information ..................................................  33
Shares of the Fund .......................................................  35
Custodian and Transfer Agent .............................................  35
Independent Accountants ..................................................  36
Reports to Shareholders ..................................................  36
Legal Counsel ............................................................  36
Experts ..................................................................  36
Registration Statement ...................................................  36
Financial Statements--September 30, 1998 .................................  37
Report of Independent Accountants ........................................  55

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND



     The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on March 21, 1996 under the name Dean Witter Income Builder Fund. On June 22, 1998, the Trustees of the Fund adopted an Amendment to the Declaration of Trust of the Fund changing the name of the Fund to Morgan Stanley Dean Witter Income Builder Fund.



THE INVESTMENT MANAGER


     Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager" or "MSDW Advisors"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), a Delaware corporation. The daily management of the Fund and research relating to the Fund's portfolio are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."

     MSDW Advisors is the investment manager or investment advisor of the following investment companies, which are collectively referred to as the "Morgan Stanley Dean Witter Funds":





OPEN-END FUNDS
 1     Active Assets California Tax-Free Trust
 2     Active Assets Government Securities Trust
 3     Active Assets Money Trust
 4     Active Assets Tax-Free Trust
 5     Morgan Stanley Dean Witter American Value Fund
 6     Morgan Stanley Dean Witter Balanced Growth Fund
 7     Morgan Stanley Dean Witter Balanced Income Fund
 8     Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
 9     Morgan Stanley Dean Witter California Tax-Free Income Fund
10     Morgan Stanley Dean Witter Capital Appreciation Fund
11     Morgan Stanley Dean Witter Capital Growth Securities
12     Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas" Portfolio
13     Morgan Stanley Dean Witter Convertible Securities Trust
14     Morgan Stanley Dean Witter Developing Growth Securities Trust
15     Morgan Stanley Dean Witter Diversified Income Trust
16     Morgan Stanley Dean Witter Dividend Growth Securities Inc.
17     Morgan Stanley Dean Witter Equity Fund
18     Morgan Stanley Dean Witter European Growth Fund Inc.
19     Morgan Stanley Dean Witter Federal Securities Trust
20     Morgan Stanley Dean Witter Financial Services Trust
21     Morgan Stanley Dean Witter Fund of Funds
22     Morgan Stanley Dean Witter Global Dividend Growth Securities
23     Morgan Stanley Dean Witter Global Short-Term Income Fund Inc.
24     Morgan Stanley Dean Witter Global Utilities Fund
25     Morgan Stanley Dean Witter Growth Fund
26     Morgan Stanley Dean Witter Hawaii Municipal Trust
27     Morgan Stanley Dean Witter Health Sciences Trust
28     Morgan Stanley Dean Witter High Yield Securities Inc.
29     Morgan Stanley Dean Witter Income Builder Fund

30     Morgan Stanley Dean Witter Information Fund
31     Morgan Stanley Dean Witter Intermediate Income Securities
32     Morgan Stanley Dean Witter International SmallCap Fund
33     Morgan Stanley Dean Witter Japan Fund
34     Morgan Stanley Dean Witter Limited Term Municipal Trust
35     Morgan Stanley Dean Witter Liquid Asset Fund Inc.
36     Morgan Stanley Dean Witter Market Leader Trust
37     Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
38     Morgan Stanley Dean Witter Mid-Cap Growth Fund
39     Morgan Stanley Dean Witter Multi-State Municipal Series Trust
40     Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
41     Morgan Stanley Dean Witter New York Municipal Money Market Trust
42     Morgan Stanley Dean Witter New York Tax-Free Income Fund
43     Morgan Stanley Dean Witter Pacific Growth Fund Inc.
44     Morgan Stanley Dean Witter Precious Metals and Minerals Trust
45     Morgan Stanley Dean Witter Select Dimensions Investment Series
46     Morgan Stanley Dean Witter Select Municipal Reinvestment Fund
47     Morgan Stanley Dean Witter Short-Term Bond Fund
48     Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
49     Morgan Stanley Dean Witter Special Value Fund
50     Morgan Stanley Dean Witter S&P 500 Index Fund
51     Morgan Stanley Dean Witter S&P 500 Select Fund
52     Morgan Stanley Dean Witter Strategist Fund
53     Morgan Stanley Dean Witter Tax-Exempt Securities Trust
54     Morgan Stanley Dean Witter Tax-Free Daily Income Trust
55     Morgan Stanley Dean Witter U.S. Government Money Market Trust
56     Morgan Stanley Dean Witter U.S. Government Securities Trust
57     Morgan Stanley Dean Witter Utilities Fund
58     Morgan Stanley Dean Witter Value-Added Market Series
59     Morgan Stanley Dean Witter Value Fund
60     Morgan Stanley Dean Witter Variable Investment Series
61     Morgan Stanley Dean Witter World Wide Income Trust

CLOSED-END FUNDS

 1     InterCapital California Insured Municipal Income Trust
 2     InterCapital California Quality Municipal Securities
 3     Dean Witter Government Income Trust
 4     High Income Advantage Trust
 5     High Income Advantage Trust II
 6     High Income Advantage Trust III
 7     InterCapital Income Securities Inc.
 8     InterCapital Insured California Municipal Securities
 9     InterCapital Insured Municipal Bond Trust
10     InterCapital Insured Municipal Income Trust
11     InterCapital Insured Municipal Securities
12     InterCapital Insured Municipal Trust
13     Municipal Income Opportunities Trust
14     Municipal Income Opportunities Trust II
15     Municipal Income Opportunities Trust III
16     Municipal Income Trust
17     Municipal Income Trust II

18     Municipal Income Trust III
19     Municipal Premium Income Trust
20     InterCapital New York Quality Municipal Securities
21     Morgan Stanley Dean Witter Prime Income Trust
22     InterCapital Quality Municipal Income Trust
23     InterCapital Quality Municipal Investment Trust
24     InterCapital Quality Municipal Securities



     In addition, Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), a wholly-owned subsidiary of MSDW Advisors, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment advisor (the "TCW/DW Funds"):





OPEN-END FUNDS
1     TCW/DW Emerging Markets Opportunities Trust
2     TCW/DW Global Telecom Trust
3     TCW/DW Income and Growth Fund
4     TCW/DW Latin American Growth Fund
5     TCW/DW Mid-Cap Equity Trust
6     TCW/DW North American Government Income Trust
7     TCW/DW Small Cap Growth Fund
8     TCW/DW Total Return Trust

CLOSED-END FUNDS
1     TCW/DW Term Trust 2000
2     TCW/DW Term Trust 2002
3     TCW/DW Term Trust 2003



     MSDW Advisors also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; (ii) sub-administrator of Templeton Global Governments Income Trust, a closed-end investment company; and
(iii) investment advisor of Offshore Dividend Growth Fund and Offshore Money Market Fund, mutual funds established under the laws of the Cayman Islands and available only to investors who are participants in the International Active Assets Account program and are neither citizens nor residents of the United States.



     Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.



     Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund. The Investment Manager has retained MSDW Services to provide its administrative services under the Agreement.

     Expenses not expressly assumed by the Investment Manager under the Agreement or by Morgan Stanley Dean Witter Distributiors Inc., the Distributor of the Fund's shares ("MSDW Distributors" or "the Distributor") will be paid by the Fund. These expenses will be allocated among the four classes of shares of the Fund (each, a "Class") pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (the "12b-1 fee") (see "The Distributor"); charges and expenses of any registrar; custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.75% to the Fund's daily net assets. Effective May 1, 1998, the Investment Manager's compensation was scaled down to 0.725% on assets over $500 million. For the fiscal period June 26, 1996 (commencement of operations) through September 30, 1996, and for the fiscal years ended September 30, 1997 and 1998, the Fund accrued total compensation to the Investment Manager in the amount of $242,252, $1,868,871 and $3,387,158, respectively.


     The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

     The Investment Manager paid the organizational expenses of the Fund, in the amount of $163,660, incurred prior to the offering of the Fund's shares. The Fund has reimbursed the Investment Manager for such expenses. The organizational expenses of the Fund have been deferred by the Fund and are being amortized on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.


     The Agreement was initially approved by the Trustees on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Board of Trustees on April 17, 1996 and by MSDW Advisors, as the then sole shareholder, on April 17, 1996. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Board of Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940 (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).

     Under its terms, the Agreement has an initial term ending April 30, 1999, and will remain in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund, as defined in the Act, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval. At their meeting held on April 30, 1998, the Trustees of the Fund amended the Agreement to lower the management fees charged on the Fund's average daily net assets in excess of $500 million.

     The following owned 5% or more of the outstanding shares of Class A on October 31, 1998: Morgan Stanley Dean Witter Trust FSB, custodian for FBO Chattanooga Housing Authority Retirement Plan, PO Box 957, Jersey City, NJ 07303-0957--5.7%. The following owned 25% or more of the outstanding shares of Class D on October 31, 1998: Morgan Stanley Dean Witter Trust FSB, agent for American Baptist Homes Foundation of the West Inc., TTEE FBO Gift Annuity, Jersey City, New Jersey 07311--61%.

     The Fund has acknowledged that the name "Morgan Stanley Dean Witter" is a property right of MSDW. The Fund has agreed that MSDW, or any corporate affiliate of MSDW, may use or, at any time, permit others to use, the name "Morgan Stanley Dean Witter." The Fund has also agreed that in the event the Agreement is terminated, or if the affiliation between MSDW Advisors and its parent company is terminated, the Fund will eliminate the name "Morgan Stanley Dean Witter" from its name if MSDW, or any corporate affiliate of MSDW, shall so request.


TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


     The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with MSDW Advisors, and with the 85 Morgan Stanley Dean Witter Funds and the 11 TCW/DW Funds are shown below:



 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ---------------------------------------------------
Michael Bozic (57) ........................   Vice Chairman of Kmart Corporation (commencing
Trustee                                       December, 1998); Director or Trustee of the Morgan
c/o Levitz Furniture Corporation              Stanley Dean Witter Funds; formerly Chairman
c/o Kmart Corporation                         and Chief Executive Officer of Levitz Furniture
3100 West Big Beaver Road                     Corporation (November, 1995-November, 1998)
Troy, Michigan                                and President and Chief Executive Officer of Hills
                                              Department Stores (May, 1991-July, 1995); formerly
                                              variously Chairman, Chief Executive Officer,
                                              President and Chief Operating Officer of the Sears
                                              Merchandise Group of Sears, Roebuck and Co.
                                              (1987-1991); Director of Eaglemark Financial
                                              Services, Inc. and Weirton Steel Corporation.

Charles A. Fiumefreddo* (65) ..............   Chairman, Director or Trustee, President and Chief
Chairman, President,                          Executive Officer of the Morgan Stanley Dean
Chief Executive Officer and Trustee           Witter Funds; Chairman, Chief Executive Officer
Two World Trade Center                        and Trustee of the TCW/DW Funds; formerly
New York, New York                            Chairman, Chief Executive Officer and Director of
                                              MSDW Advisors, MSDW Distributors and MSDW
                                              Services, Executive Vice President and Director of
                                              Dean Witter Reynolds Inc. ("DWR"), Chairman
                                              and Director of Morgan Stanley Dean Witter Trust
                                              FSB ("MSDW Trust"), and Director and/or officer
                                              of various MSDW subsidiaries (until June, 1998).

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Edwin J. Garn (66) ........................   Director or Trustee of the Morgan Stanley Dean
Trustee                                       Witter Funds; formerly United States Senator
c/o Huntsman Corporation                      (R-Utah) (1974-1992) and Chairman, Senate
500 Huntsman Way                              Banking Committee (1980-1986); formerly Mayor
Salt Lake City, Utah                          of Salt Lake City, Utah (1972-1974); formerly
                                              Astronaut, Space Shuttle Discovery (April 12-19,
                                              1985); Vice Chairman, Huntsman Corporation;
                                              Director of Franklin Covey (time management
                                              systems), John Alden Financial Corp. (health
                                              insurance), United Space Alliance (joint venture
                                              between Lockheed Martin and the Boeing
                                              Company) and Nuskin Asia Pacific (multilevel
                                              marketing); member of the board of various civic
                                              and charitable organizations.

John R. Haire (73) ........................   Chairman of the Audit Committee and Director or
Trustee                                       Trustee of the Morgan Stanley Dean Witter Funds;
Two World Trade Center                        Chairman of the Audit Committee and Trustee of
New York, New York                            the TCW/DW Funds; formerly Chairman of the
                                              Independent Directors or Trustees of the Morgan
                                              Stanley Dean Witter Funds and the TCW/DW
                                              Funds (until June, 1998); formerly President,
                                              Council for Aid to Education (1978-1989) and
                                              Chairman and Chief Executive Officer of Anchor
                                              Corporation, an Investment Adviser (1964-1978).

Wayne E. Hedien (64) ......................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Dean Witter Funds; Director of The PMI Group,
c/o Gordon Altman Butowsky                    Inc. (private mortgage insurance); Trustee and
 Weitzen Shalov & Wein                        Vice Chairman of The Field Museum of Natural
Counsel to the Independent Trustees           History; formerly associated with the Allstate
114 West 47th Street                          Companies (1966-1994), most recently as
New York, New York                            Chairman of The Allstate Corporation (March,
                                              1993-December, 1994) and Chairman and Chief
                                              Executive Officer of its wholly-owned subsidiary,
                                              Allstate Insurance Company (July, 1989-December,
                                              1994); director of various other business and
                                              charitable organizations.

Dr. Manuel H. Johnson (49) ................   Senior Partner, Johnson Smick International, Inc.,
Trustee                                       a consulting firm; Co-Chairman and a founder of
c/o Johnson Smick International, Inc.         the Group of Seven Council (G7C), an international
1133 Connecticut Avenue, N.W.                 economic commission; Director or Trustee of the
Washington, DC                                Morgan Stanley Dean Witter Funds; Trustee of the
                                              TCW/DW Funds; Director of NASDAQ (since June,
                                              1995); Director of Greenwich Capital Markets, Inc.
                                              (broker-dealer) and NVR, Inc. (home construction);
                                              Chairman and Trustee of the Financial Accounting
                                              Foundation (oversight organization of the Financial
                                              Accounting Standards Board); formerly Vice
                                              Chairman of the Board of Governors of the Federal
                                              Reserve System (1986-1990) and Assistant
                                              Secretary of the U.S. Treasury.

 NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   -----------------------------------------------------
Michael E. Nugent (62) ....................   General Partner, Triumph Capital, L.P., a private
Trustee                                       investment partnership; Director or Trustee of the
c/o Triumph Capital, L.P.                     Morgan Stanley Dean Witter Funds; Trustee of the
237 Park Avenue                               TCW/DW Funds; formerly Vice President, Bankers
New York, New York                            Trust Company and BT Capital Corporation
                                              (1984-1988); director of various business
                                              organizations.

Philip J. Purcell* (55) ...................   Chairman of the Board of Directors and Chief
Trustee                                       Executive Officer of MSDW, DWR, and Novus
1585 Broadway                                 Credit Services Inc.; Director of MSDW Distributors;
New York, New York                            Director or Trustee of the Morgan Stanley Dean
                                              Witter Funds; Director and/or officer of various
                                              MSDW subsidiaries.

John L. Schroeder (68) ....................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Dean Witter Funds; Trustee of the TCW/DW Funds;
c/o Gordon Altman Butowsky                    Director of Citizens Utilities Company; formerly
 Weitzen Shalov & Wein                        Executive Vice President and Chief Investment
Counsel to the Independent Trustees           Officer of the Home Insurance Company (August,
114 West 47th Street                          1991- September, 1995).
New York, New York

Barry Fink (43) ...........................   Senior Vice President (since March, 1997),
Vice President, Secretary                     Secretary and General Counsel (since February,
 and General Counsel                          1997) and Director (since July, 1998) of MSDW
Two World Trade Center                        Advisors and MSDW Services; Senior Vice
New York, New York                            President (since March, 1997) and Assistant
                                              Secretary and Assistant General Counsel (since
                                              February, 1997) of MSDW Distributors; Assistant
                                              Secretary of DWR (since August, 1996); Vice
                                              President, Secretary and General Counsel of the
                                              Morgan Stanley Dean Witter Funds and the
                                              TCW/DW Funds (since February, 1997); previously
                                              First Vice President (June, 1993-February, 1997),
                                              Vice President and Assistant Secretary and
                                              Assistant General Counsel of MSDW Advisors and
                                              MSDW Services and Assistant Secretary of the
                                              Morgan Stanley Dean Witter Funds and the
                                              TCW/DW Funds.

Thomas F. Caloia (52) .....................   First Vice President and Assistant Treasurer of
Treasurer                                     MSDW Advisors and MSDW Services; Treasurer
Two World Trade Center                        of the Morgan Stanley Dean Witter Funds and the
New York, New York                            TCW/DW Funds.

Paul D. Vance (62) ........................   Senior Vice President of MSDW Advisors; Vice
Vice President                                President of various Morgan Stanley Dean Witter
Two World Trade Center                        Funds.
New York, New York

Peter M. Avelar (40) ......................   Senior Vice President of MSDW Advisors; Vice
Vice President                                President of various Morgan Stanley Dean Witter
Two World Trade Center                        Funds.
New York, New York


----------

 * Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.

     In addition, Mitchell M. Merin, President, Chief Executive Officer and Director of MSDW Advisors and MSDW Services, Chairman and Director of MSDW Distributors and MSDW Trust, Executive Vice President and Director of DWR, and Director of various MSDW subsidiaries, Robert M. Scanlan, President, Chief Operating Officer and Director of MSDW Advisors and MSDW Services, Executive Vice President of MSDW Distributors and MSDW Trust and Director of MSDW Trust, Ronald E. Robison, Executive Vice President and Chief Administrative Officer of MSDW Advisors and MSDW Services, Robert S. Giambrone, Senior Vice President of MSDW Advisors, MSDW Services, MSDW Distributors and MSDW Trust and Director of MSDW Trust and Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of MSDW Advisors and Director of MSDW Trust, are Vice Presidents of the Fund. Marilyn K. Cranney and Carsten Otto, First Vice Presidents and Assistant General Counsels of MSDW Advisors and MSDW Services, Frank Bruttomesso, LouAnne D. McInnis and Ruth Rossi, Vice Presidents and Assistant General Counsels of MSDW Advisors and MSDW Services, and Todd Lebo, a staff attorney with MSDW Advisors, are Assistant Secretaries of the Fund.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

     The Board of Trustees consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 85 Morgan Stanley Dean Witter Funds, comprised of 121 portfolios. As of October 31, 1998, the Morgan Stanley Dean Witter Funds had total net assets of approximately $109.2 billion and more than six million shareholders.

     Seven Trustees (77% of the total number) have no affiliation or business connection with MSDW Advisors or any of its affiliated persons and do not own any stock or other securities issued by MSDW Advisors' parent company, MSDW. These are the "disinterested" or "independent" Trustees. Four of the seven independent Trustees are also Independent Trustees of the TCW/DW Funds.

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

     All of the Independent Trustees serve as members of the Audit Committee. Three of them also serve as members of the Derivatives Committee. In addition, three of the Trustees, including two Independent Trustees, serve as members of the Insurance Committee. During the calendar year ended December 31, 1997, the Audit Committee, the Derivatives Committee and the Independent Trustees held a combined total of seventeen meetings.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have such a plan.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; and reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls.

     The Board of each Fund has formed a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     Finally, the Board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.


ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS

     The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.


COMPENSATION OF INDEPENDENT TRUSTEES

     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. Mr. Haire currently serves as Chairman of the Audit Committee. Prior to June 1, 1998, Mr. Haire also served as Chairman of the Independent Trustees, for which services the Fund paid him an additional annual fee of $1,200.

     The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended September 30, 1998.





              FUND COMPENSATION
                                   AGGREGATE
                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE      FROM THE FUND
---------------------------      -------------
Michael Bozic .................     $1,500
Edwin J. Garn .................      1,650
John R. Haire .................      2,900
Wayne E. Hedien ...............      1,932
Dr. Manuel H. Johnson .........      1,600
Michael E. Nugent .............      1,650
John L. Schroeder .............      1,650

     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1997 for services to the 84 Morgan Stanley Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1997. Mr. Haire serves as Chairman of the Audit Committee of each Morgan Stanley Dean Witter Fund and each TCW/DW Fund and, prior to June 1, 1998, also served as Chairman of the Independent Directors or Trustees of those Funds. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Morgan Stanley Dean Witter Money Market Funds. Mr. Hedien's term as Director or Trustee of each Morgan Stanley Dean Witter Fund commenced on September 1, 1997.


   CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS AND TCW/DW FUNDS



                                                                         FOR SERVICE AS
                                                                          CHAIRMAN OF
                                                                          INDEPENDENT       FOR SERVICE AS       TOTAL CASH
                                  FOR SERVICE                              DIRECTORS/         CHAIRMAN OF       COMPENSATION
                                AS DIRECTOR OR       FOR SERVICE AS       TRUSTEES AND        INDEPENDENT      FOR SERVICES TO
                                  TRUSTEE AND          TRUSTEE AND           AUDIT             TRUSTEES       84 MORGAN STANLEY
                               COMMITTEE MEMBER     COMMITTEE MEMBER    COMMITTEES OF 84       AND AUDIT         DEAN WITTER
NAME OF                      OF 84 MORGAN STANLEY     OF 14 TCW/DW       MORGAN STANLEY    COMMITTEES OF 14     FUNDS AND 14
INDEPENDENT TRUSTEE            DEAN WITTER FUNDS          FUNDS        DEAN WITTER FUNDS     TCW/DW FUNDS       TCW/DW FUNDS
-------------------            -----------------          -----        -----------------     ------------       ------------
Michael Bozic .............        $133,602                 --                  --                 --            $133,602
Edwin J. Garn .............         149,702                 --                  --                 --             149,702
John R. Haire .............         149,702            $73,725            $157,463            $25,350             406,240
Wayne E. Hedien ...........          39,010                 --                  --                 --              39,010
Dr. Manuel H. Johnson               145,702             71,125                  --                 --             216,827
Michael E. Nugent .........         149,702             73,725                  --                 --             223,427
John L. Schroeder .........         149,702             73,725                  --                 --             223,427



     As of the date of this Statement of Additional Information, 57 of the Morgan Stanley Dean Witter Funds, not including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 29.41% of his or her Eligible Compensation plus 0.4901667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 58.82% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.


--------------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 57 Morgan Stanley Dean Witter Funds (not including the Fund) for the year ended December 31, 1997, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the 57 Morgan Stanley Dean Witter Funds as of December 31, 1997.


         RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS



                                                                                            ESTIMATED
                                                                          RETIREMENT          ANNUAL
                                     ESTIMATED                             BENEFITS          BENEFITS
                                      CREDITED                            ACCRUED AS           UPON
                                       YEARS           ESTIMATED           EXPENSES         RETIREMENT
                                   OF SERVICE AT     PERCENTAGE OF          BY ALL           FROM ALL
                                     RETIREMENT         ELIGIBLE           ADOPTING          ADOPTING
NAME OF INDEPENDENT TRUSTEE         (MAXIMUM 10)      COMPENSATION           FUNDS           FUNDS(2)
---------------------------         ------------      ------------           -----           --------
Michael Bozic .................          10               58.82%         $   20,499           $55,026
Edwin J. Garn .................          10               58.82              30,878            55,026
John R. Haire .................          10               58.82             (19,823)(3)       132,002
Wayne E. Hedien ...............           9               50.00                   0            46,772
Dr. Manuel H. Johnson .........          10               58.82              12,832            55,026
Michael E. Nugent .............          10               58.82              22,546            55,026
John L. Schroeder .............           8               49.02              39,350            46,123



--------------------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

(3) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until May 1, 1999.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.


INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------


     As discussed in the Prospectus, the Fund offers investors an opportunity to participate in a diversified portfolio of securities, consisting, under normal market conditions of at least 65% of its total assets in income-producing equity securities, in preferred stocks and securities convertible into common stock. Up to 35% of the Fund's assets may be invested in fixed-income securities or common stocks that do not pay a regular dividend but are expected to contribute to the Fund's ability to meet its investment objectives. The Fund has no intention of investing in excess of 50% of its net assets in lower rated convertibles and fixed-income securities for the fiscal year ending September 30, 1999.


REPURCHASE AGREEMENTS

     When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of the collateral are not subject to any limits.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

     From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.


WHEN, AS AND IF ISSUED SECURITIES


     The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.



RULE 144A SECURITIES

     The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. The procedures require that the following factors be taken into account in making a liquidity determination: (1) the frequency of trades and price quotes for the security; (2) the number of dealers and other potential purchasers who have issued quotes on the security; (3) any dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets.

     Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by the Fund on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loan justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Investment Manager pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     New Instruments. New financial products and various combinations thereof continue to be developed. The Fund may invest in any such products as may be developed, to the extent conistent with its investment objective and applicable regulatory requirements.


PORTFOLIO TURNOVER


     The Fund's portfolio turnover rate for the fiscal years ended September 30, 1997 and 1998 was approximately 74% and 58%, respectively. A 100% turnover rate would occur, for example, if 100% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year.


INVESTMENT RESTRICTIONS
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     In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of Shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund may not:

     1. Invest in securities of any issuer if in the exercise of reasonable diligence, the Fund has determined that any officer or trustee/director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     2. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     3. Purchase or sell commodities.

     4. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

     5. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     6. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     7. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
   (6).

     8. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; (c) purchasing any securities on a when-issued or delayed delivery basis; or (d) lending portfolio securities.


     9. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

     10. Make short sales of securities.

     11. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities.

     12. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     13. Invest for the purpose of exercising control or management of any other issuer.

     In addition, the Fund, as non-fundamental policies, will not invest in options or futures contracts or in more than 5% of the value of its net assets in warrants, including not more than 2% of such assets in warrants not listed on the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE
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     Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal period June 26, 1996 (commencement of operations) through September 30, 1996 and the fiscal years ended September 30, 1997 and 1998, the Fund paid $100,337, $224,501 and $314,715, respectively, in brokerage commissions.


     Many of the Fund's portfolio transactions will occur primarily with issuers, underwriters or major dealers in U.S. Government Securities acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.


     The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager utilizes a pro rata allocation process based on the size of the Morgan Stanley Dean Witter Funds involved and the number of shares available from the public offering.


     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.


     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. During the fiscal year ended September 30, 1998, the Fund paid $160,575 in brokerage commissions in connection with transactions in the aggregate amount of $88,677,861, to brokers because of research services provided.

     The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services.

     Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR, Morgan Stanley & Co. Incorporated ("MS & Co.") and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer. During the fiscal period June 26, 1996 (commencement of operations) through September 30, 1996 and the fiscal years ended September 30, 1997 and 1998, the Fund paid a total of $24,548, $82,810 and $141,296, respectively, in brokerage commissions to DWR. The brokerage commissions paid to DWR represented approximately 44.90% of the total brokerage commissions paid by the Fund for the fiscal year ended September 30, 1998 and were paid on account of transactions having an aggregate dollar value equal to approximately 53.7% of the aggregate dollar value of all portfolio transactions of the Fund during the fiscal year for which commissions were paid. During the period June 1, 1997 through September 30, 1997 the Fund did not pay any brokerage commissions to MS & Co. and during the fiscal year ended September 30, 1998, the Fund paid a total of $6,600 in brokerage commissions to MS & Co., which broker-dealer became an affiliate of the Investment Manager on May 31, 1997 upon consummation of the Merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. During the fiscal year ended September 30, 1998, the brokerage commissions paid to MS & Co. represented approximately 2.10% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 2.73% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

     Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers. During the fiscal period June 26, 1996 (commencement of operations) through September 30, 1996 and the fiscal years ended September 30, 1997 and 1998, the Fund did not effect any principal transactions with DWR.

     During the fiscal year ended September 30, 1998, the Fund purchased preferred stock of Merrill Lynch & Co., which issuer was among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At September 30, 1998, the Fund held preferred stock of two companies, each issued by Merrill Lynch & Co. with a market value of $1,991,250 and $1,886,625, respectively.


THE DISTRIBUTOR
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     As discussed in the Prospectus, shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW. The Trustees of the Fund including a majority of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act ( the "Independent Trustees"), approved, at their meeting held on June 30, 1997, the current Distribution Agreement appointing the Distributor exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement had an initial term ending April 30, 1998, and will remain in effect from year to year thereafter if approved by the Trustees. At their meeting held on April 30, 1998, the Trustees of the Fund, including a majority of the Independent Trustees, approved the Continuation of the Distribution Agreement until April 30, 1999.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Morgan Stanley Dean Witter Financial Advisors and other selected broker-dealer representatives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal securities laws and pays filing fees in accordance with state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for losses sustained by the Fund or its shareholders.



PLAN OF DISTRIBUTION


     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan" ) pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B. The Distributor receives the proceeds of front-end sales charges and of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares" in the Prospectus). The Distributor has informed the Fund that it and/or DWR received (a) approximately $25,720, $618,040 and $1,076,184 in contingent deferred sales charges from Class B for the period June 26, 1996 (commencement of operations) through September 30, 1996 and for the fiscal years ended September 30, 1997 and 1998, respectively, (b) approximately $12 and $4,960 in contingent deferred sales charges from Class C for the fiscal years ended September 30, 1997 and 1998, respectively, and (c) approximately $14,418 and $99,718 in front-end sales charges from Class A for the fiscal years ended September 30, 1997 and 1998, respectively, none of which was retained by the Distributor. No contingent deferred sales charges were received from Class A during the fiscal years ended September 30, 1997 and 1998.


     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class's average daily net assets are currently each characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.


     The Plan was adopted by a vote of the Trustees of the Fund on April 17, 1996 at a meeting of the Trustees called for the purpose of voting on such Plan. The vote included the vote of a majority of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"). In making their decision to adopt the Plan, the Trustees requested from the Distributor and received such information as they deemed necessary to make an informed determination as to whether or not adoption of the Plan was in the best interests of the shareholders of the Fund. After due consideration of the information received, the Trustees, including the Independent 12b-1 Trustees, determined that adoption of the Plan would benefit the shareholders of the Fund. MSDW Advisors, as then sole shareholder of the

Fund, approved the Plan on April 17, 1996, whereupon the Plan went into effect. At their meeting held on June 30, 1997, the Trustees, including a majority of the Independent 12b-1 Trustees, approved amendments to the Plan to reflect the multiple-class structure for the Fund, which took effect on July 28, 1997.


     Pursuant to the Plan and as required by Rule 12b-1, the Trustees will receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended by the Distributor under the Plan and the purpose for which such expenditures were made. The Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended September 30, 1998 of $3,886,869. This is an accrual at an annual rate of 0.88% of the Fund's average daily net assets and was calculated pursuant to clause (a) of the compensation formula of the plan. This amount is treated by the Fund as an expense in the year it is accrued. For the fiscal year ended September 30, 1998, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $18,844 and $41,480, respectively, which amounts are equal to 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes of shares, each with a different distribution arrangement as set forth in the Prospectus.


     With respect to Class A shares, DWR compensates its Financial Advisors by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") for which Morgan Stanley Dean Witter Trust FSB ("MSDW Trust") serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the Investment Manager compensates DWR's Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, DWR compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased on or after July 28, 1997 by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, DWR compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, DWR compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the MSDW Advisors mutual fund asset allocation program, the Investment Manager compensates DWR's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates DWR's Financial Advisors by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the MSDW Advisors mutual fund asset allocation program).

     The gross sales credit is a charge which reflects commissions paid by DWR to its Financial Advisors and Fund associated distribution-related expenses, including sales compensation and overhead and other branch office distribution-related expenses including: (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund shares sales. Payments may also be made with respect to distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross sales credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended September 30, 1998 to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $26,595,881 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 8.56% ($2,277,144)--advertising and promotional expenses; (ii) 0.89% ($236,404)--printing of prospectuses for distribution to other than current shareholders; and (iii) 90.55% ($24,082,333)--other expenses, including the gross sales credit and the carrying charge, of which 5.54% ($1,334,253) represents carrying charges, 38.63% ($9,303,965) represents commission credits to DWR branch offices for payments of commissions to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives and 55.83% ($13,444,115) represents overhead and other branch office distribution-related expenses. The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies;
(b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund share sales. The amounts accrued by Class A and Class C for distribution during the fiscal year ended September 30, 1998 were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses in distribution shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totalled $18,378,964 at September 30, 1998. Because there is no requirement under the Plan that the Distributor be reimbursed for all expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay distribution expenses in excess of payments made under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

     No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor, MSDW Advisors, MSDW Services, DWR or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     Under its terms, the Plan had an initial term ending April 30, 1997 and will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. The most recent continuance of the Plan for one year, until April 30, 1999, was approved by the Board of Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at a Board meeting held on April 30, 1998. Prior to approving the continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) or not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent 12b-1 Trustees shall be committed to the discretion of the Independent 12b-1 Trustees.

DETERMINATION OF NET ASSET VALUE

     As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


     Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


     The net asset value per share for each Class of shares of the Fund is determined once daily at 4:00 p.m. New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

     As discussed in the Prospectus, the Fund offers four Classes of shares as follows:



INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES


     Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.



     Right of Accumulation. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefiting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A shares of the Fund and/or other Morgan Stanley Dean Witter Funds that are multiple class funds ("Morgan Stanley Dean Witter Multi-Class Funds") or shares of other Morgan Stanley Dean Witter Funds sold with a front-end sales charge purchased at a price including a front-end sales charge having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.75% of the offering price.



     The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if:
(a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent") fails to confirm the investor's represented holdings.

     Letter of Intent. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.

     A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

     The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.


     If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any shares owned by the investor in any other Morgan Stanley Dean Witter Funds held by the shareholder which were previously purchased at a price including a front-end sales charge (including shares of the Fund and other Morgan Stanley Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of the Fund owned by the investor. However, shares of "Exchange Funds" (see "Shareholder Services--Exchange Privilege") and the purchase of shares of other Morgan Stanley Dean Witter Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.


     At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.


CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES


     Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (or, in the case of shares held by certain Qualified Retirement Plans, three years). However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Morgan Stanley Dean Witter Fund (see "Shareholder Services--Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Morgan Stanley Dean Witter front-end sales charge funds, or (ii) shares of other Morgan Stanley Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six (three) years. The CDSC will be paid to the Distributor.

     In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six (three) years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Morgan Stanley Dean Witter front-end sales charge funds, or for shares of other Morgan Stanley Dean Witter Funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.


     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to most Class B shares of the Fund:




           YEAR SINCE
            PURCHASE              CDSC AS A PERCENTAGE
          PAYMENT MADE             OF AMOUNT REDEEMED
          ------------             ------------------
First ..........................         5.0%
Second .........................         4.0%
Third ..........................         3.0%
Fourth .........................         2.0%
Fifth ..........................         2.0%
Sixth ..........................         1.0%
Seventh and thereafter .........         None


     The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serve as recordkeeper pursuant to a written Recordkeeping Services Agreement:


           YEAR SINCE
            PURCHASE             CDSC AS A PERCENTAGE
          PAYMENT MADE            OF AMOUNT REDEEMED
          ------------            ------------------
First .........................         2.0%
Second ........................         2.0%
Third .........................         1.0%
Fourth and thereafter .........         None


     In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year or three-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.


LEVEL LOAD ALTERNATIVE--CLASS C SHARES

     Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.

NO LOAD ALTERNATIVE--CLASS D SHARES

     Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

     Automatic Investment of Dividends and Distributions. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to the Distributor or other selected broker-dealer, and will be forwarded to the shareholder upon the receipt of proper instructions. It has been and remains the Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.


     Targeted Dividends(SM). In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any Class of an open-end Morgan Stanley Dean Witter Fund other than Morgan Stanley Dean Witter Income Builder Fund or in another Class of Morgan Stanley Dean Witter Income Builder Fund. Such investment will be made as described above for automatic investment in shares of the applicable Class of the Fund, at the net asset value per share of the selected Morgan Stanley Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Morgan Stanley Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or the Transfer Agent. Shareholders of the Fund must be shareholders of the selected Class of the Morgan Stanley Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Morgan Stanley Dean Witter Fund before entering the program.

     EasyInvest(SM). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Morgan Stanley Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected (subject to any applicable sales charges). Shares of the Morgan Stanley Dean Witter money market funds redeemed in connection with EasyInvest are redeemed on the business day preceding the transfer of funds. For further information or to subscribe to EasyInvest, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or the Transfer Agent.

     Investment of Dividends or Distributions Received in Cash. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution in shares of the applicable Class at net asset value, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

     Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders whose shares of Morgan Stanley Dean Witter Funds have an aggregate value of $10,000 or more. Shares of any Fund from which redemptions will be made pursuant to the Plan must have a value of $1,000 or more (referred to as a "SWP Fund"). The required share values are determined on the date the shareholder establishes the Withdrawal Plan. The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the Value of the SWP Funds' shares, on an annualized basis. Any applicable Contingent Deferred Sales Charge ("CDSC") will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"), except that the CDSC, if any, will be waived on redemptions under the Withdrawal Plan of up to 12% annually of the value of each SWP Fund account, based on the share values next determined after the shareholder establishes the Withdrawal Plan. Redemptions for which this CDSC waiver policy applies may be in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Under this CDSC waiver policy, amounts withdrawn each period will be paid by first redeeming shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed. Any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly, quarterly, semi-annual or annual amount.

     A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. A shareholder who has suspended participation may resume payments under the Withdrawal Plan, without requiring a new determination of the account value for the 12% CDSC waiver. The Withdrawal Plan may be terminated or revised at any time by the Fund.

     Prior to adding an additional SWP Fund to an existing Withdrawal Plan, the required $10,000/$1,000 share values must be met, to be calculated on the date the shareholder adds the additional SWP Fund. However, the addition of a new SWP Fund will not change the account value for the 12% CDSC waiver for the SWP Funds already participating in the Withdrawal Plan.

     The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month, quarter, or semi-annual or annual period and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's Dean Witter Reynolds Inc. or other selected broker-dealer brokerage account, or amounts deposited electronically into the shareholder's bank account via the Automated Clearing House, within five business days after the date of redemption.

     Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although a shareholder may make additional investments while participating in the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares are inadvisable because of sales charges applicable to purchases or redemptions of shares (see "Purchase of Fund Shares" in the Prospectus).

     Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution in such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular Shareholder Investment Account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.

     Direct Investments through Transfer Agent. As discussed in the Prospectus, shareholders may make additional investments in any Class of shares of the Fund for which they qualify at any time by sending a check in any amount, not less than $100, payable to Morgan Stanley Dean Witter Income Builder Fund, and indicating the selected Class, directly to the Fund's Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.



EXCHANGE PRIVILEGE


     As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of each Class of shares of the Fund may exchange their shares for shares of the same Class of shares of any other Morgan Stanley Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of any of the following funds: Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund and five Morgan Stanley Dean Witter Funds which are money market funds (the foregoing eight funds are hereinafter referred to as the "Exchange Funds"). Class A shares may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust, which are Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.


     Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

     Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)


     As described below, and in the Prospectus under the caption "Purchase of Fund Shares," a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of a Morgan Stanley Dean Witter Multi-Class Fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a Morgan Stanley Dean Witter Multi-Class Fund. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a Morgan Stanley Dean Witter Multi-Class Fund from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a Morgan Stanley Dean Witter Multi-Class Fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a Morgan Stanley Dean Witter Multi-Class Fund. In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC Fund.

     When shares initially purchased in a Morgan Stanley Dean Witter Multi-Class Fund are exchanged for shares of a Morgan Stanley Dean Witter Multi-Class Fund, shares of a FSC Fund, or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of FSC Funds, or for shares of other Morgan Stanley Dean Witter Funds for which shares of FSC Funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that, with respect to Class B shares, if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Purchase of Fund Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.


     With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

     The Distributor and any Selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any Selected broker-dealer for any transactions pursuant to this Exchange Privilege.


     Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Morgan Stanley Dean Witter Liquid Asset Fund Inc., Morgan Stanley Dean Witter Tax-Free Daily Income Trust, Morgan Stanley Dean Witter California Tax-Free Daily Income Trust and Morgan Stanley Dean Witter New York Municipal Money Market Trust although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum investment for the Exchange Privilege account of each Class is $10,000 for Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, although that fund, in its discretion, may accept initial purchases of as low as $5,000. The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Morgan Stanley Dean Witter Special Value Fund. The minimum initial investment for the Exchange Privilege account of each Class of all other Morgan Stanley Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.

     The Fund and each of the other Morgan Stanley Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Morgan Stanley Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds, pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or
(e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

     For further information regarding the Exchange Privilege, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or the Transfer Agent.


REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

     Redemption. As stated in the Prospectus, shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares") after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term good order means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.

     Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a supplement to the prospectus.

     Repurchase. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.


     Payment for Shares Redeemed or Repurchased. As discussed in the Prospectus, payment for shares of any Class presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). It has been and remains the Fund's policy and practice that, if checks for redemption proceeds remain uncashed, no interest will accrue on amounts represented by such uncashed checks. Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative regarding restrictions on redemption of shares of the Fund pledged in the margin account.


     Transfers of Shares. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     Reinstatement Privilege. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

     Exercise of the reinstatement privilege will not affect the federal income tax and state income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax and state personal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

     As discussed in the Prospectus under "Dividends, Distributions and Taxes," the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and shareholders at year-end will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax. Shareholders will increase their tax basis of Fund shares owned by an amount equal, under current law, to 65% of the amount of undistributed capital gains.

     Because the Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code it is not expected that the Fund will be required to pay any federal income tax. Shareholders will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from the net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior calendar year. Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. The amount of dividends paid by the Fund which may qualify for the dividends received deduction is limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments which the Fund has held for a minimum period, usually 46 days within a 90-day period beginning 45 days before the ex-dividend date of each qualifying dividend. Shareholders must meet a similar holding period requirement with respect to their shares to claim the dividends received deduction with respect to any distribution of qualifying dividends. Any long-term capital gain distributions will also not be eligible for the dividends received deduction. The ability to take the dividends received deduction will also be limited in the case of a Fund shareholder which incurs or continues indebtedness which is directly attributable to its investment in the Fund.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than twelve months. Gains or losses on the sale of securities with a tax holding period of twelve months or less will be short-term gains or losses.


     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction. It is expected that the Treasury will issue regulations or other guidance to permit shareholders to take into account their proportionate share of the Fund's capital gains distributions that will be subject to a reduced rate under the Taxpayer Relief Act of 1997. The Taxpayer Relief Act reduced the maximum tax rate on long term capital gains from 28% to 20%; however, it also lengthened the required holding period to obtain the lower rate from more than 12 months to more than

18 months. However, the IRS Restructuring and Reform Act of 1998 reduces the holding period requirement for the lower capital gain rate to more than twelve months for transactions occurring after January 1, 1998. The lower rates do not apply to collectibles and certain other assets. Additionally, the maximum capital gain rate for assets that are held more than five years and that are acquired after December 31, 2000 is 18%.


     After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of dividends eligible for the Federal dividends received deduction available to corporations. To avoid being subject to a 31% Federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

     Under current federal tax law, the Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize income attributable to it from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund, to the extent it invests in zero coupon Treasury securities, may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash receipts of interest the Fund actually received. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of capital but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     Shareholders are urged to consult their attorneys or tax advisors regarding specific questions as to federal, state or local taxes.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


     As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a specified period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any CDSC at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of Class B for the fiscal year ended September 30, 1998 and for the period June 26, 1996 (commencement of operations) through

September 30, 1998 were -9.66% and 9.89%, respectively. The average annual total returns of Class A for the fiscal year ended September 30, 1998 and for the period July 28, 1997 (inception of the Class) through September 30, 1998 were -9.67% and -3.67%, respectively. The average annual total returns of Class C for the fiscal year ended September 30, 1998 and for the period July 28, 1997 (inception of the Class) through September 30, 1998 were -6.25% and 0.09%, respectively. The average annual total returns of Class D for the fiscal year ended September 30, 1998 and for the period July 28, 1997 (inception of the Class) through September 30, 1998 were -4.46% and 1.06%, respectively.

     In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described in the preceding paragraph, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the fiscal year ended September 30, 1998 and for the period June 26, 1996 (commencement of operations) through September 30, 1998 were -5.29% and 11.06%, respectively. Based on this calculation, the average annual total returns of Class A for the fiscal year ended September 30, 1998 and for the period July 28, 1997 through September 30, 1998 were -4.67% and 0.86%, respectively, the average annual total returns of Class C for the fiscal year ended September 30, 1998 and for the period July 28, 1997 through September 30, 1998 were -5.38% and 0.09%, respectively, and the average annual total returns of Class D for the fiscal year ended September 30, 1998 and for the period July 28, 1997 through September 30, 1998 were -4.46% and 1.06%, respectively.

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns for Class B for the fiscal year ended September 30, 1998 and for the period June 26, 1996 (commencement of operations) through September 30, 1998 were -5.29% and 26.78%, respectively. Based on the foregoing calculations, the total returns for Class A for the fiscal year ended September 30, 1998 and for the period July 28, 1997 through September 30, 1998 were -4.67% and 1.01%, respectively, the total returns of Class C for the fiscal year ended September 30, 1998 and for the period July 28, 1997 through September 30, 1998 were -5.38% and 0.10%, respectively, and the total returns of Class D for the fiscal year ended September 30, 1998 and for the period July 28, 1997 through September 30, 1998 were -4.46% and 1.25%, respectively.

     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at September 30, 1998:



                                         INVESTMENT AT INCEPTION OF:
                          INCEPTION   ----------------------------------
CLASS                       DATE:      $10,000     $50,000     $100,000
----------------------   ----------   ---------   ---------   ----------
  Class A ............   07/28/97     $9,570      $48,485     $97,980
  Class B ............   06/26/96     12,678       63,390     126,780
  Class C ............   07/28/97     10,010       50,050     100,100
  Class D ............   07/28/97     10,125       50,625     101,250


     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

SHARES OF THE FUND
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series. The Trustees have not authorized any such additional series or classes of shares, other than as set forth in the Prospectus.

     The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     The Fund is authorized to issue an unlimited number of shares of beneficial interest.

     The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or the Trustees.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

     The Bank of New York, 90 Washington Street, New York, New York is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.



     Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. MSDW Trust is an affiliate of Morgan Stanley Dean Witter Advisors Inc., the Fund's Investment Manager and Morgan Stanley Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, MSDW Trust's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services MSDW Trust receives a per shareholder account fee from the Fund.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


     PricewaterhouseCoopers LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.


REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent accountants, will be sent to shareholders each year.

     The Fund's fiscal year ends on September 30. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
--------------------------------------------------------------------------------

     Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------


     The annual financial statements of the Fund for the fiscal year ended September 30, 1998 which are included in the Statement of Additional Information and incorporated by reference in the Prospectus, have been so included and incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT
--------------------------------------------------------------------------------


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 1998



 NUMBER OF
  SHARES                                                                VALUE
----------------------------------------------------------------------------------
             COMMON STOCKS (45.4%)
             Accident & Health Insurance (0.8%)
  96,000     Torchmark Corp. ...................................   $  3,450,000
                                                                   ------------
             Apparel (0.8%)
 132,000     Kellwood Co. ......................................      3,547,500
                                                                   ------------
             Auto Parts -- Original Equipment (1.7%)
  97,000     Dana Corp. ........................................      3,619,312
  78,000     Johnson Controls, Inc. ............................      3,627,000
                                                                   ------------
                                                                      7,246,312
                                                                   ------------
             Building Materials (1.7%)
  70,000     Armstrong World Industries, Inc. ..................      3,745,000
  34,000     Vulcan Materials Co. ..............................      3,440,375
                                                                   ------------
                                                                      7,185,375
                                                                   ------------
             Clothing/Shoe/Accessory Chains (0.8%)
 157,000     Limited (The), Inc. ...............................      3,444,187
                                                                   ------------
             Consumer Electric/Appliances (0.8%)
  76,000     Whirlpool Corp. ...................................      3,572,000
                                                                   ------------
             Consumer Sundries (0.8%)
  92,000     American Greetings Corp. (Class A) ................      3,639,750
                                                                   ------------
             Containers/Packaging (0.8%)
 130,000     Crown Cork & Seal Co., Inc. .......................      3,477,500
                                                                   ------------
             Diversified Financial Services (0.7%)
  33,000     Providian Financial Corp. .........................      2,798,812
                                                                   ------------
             Electric Utilities: East (1.7%)
  92,000     New England Electric System .......................      3,818,000
  94,000     Public Service Enterprise Group, Inc. .............      3,695,375
                                                                   ------------
                                                                      7,513,375
                                                                   ------------
             Electric Utilities: South (0.9%)
 121,000     Houston Industries Inc. ...........................      3,766,125
                                                                   ------------
             Finance Companies (2.4%)
  55,000     Associates First Capital Corp. (Class A) ..........      3,588,750
  56,000     Fannie Mae ........................................      3,598,000
 105,000     SLM Holding Corp. .................................      3,405,936
                                                                   ------------
                                                                     10,592,686
                                                                   ------------
             Food Distributors (0.8%)
 156,000     Supervalu, Inc. ...................................      3,636,750
                                                                   ------------
             Home Building (0.8%)
 115,000     Fleetwood Enterprises, Inc. .......................      3,471,562
                                                                   ------------
             Life Insurance (1.1%)
  17,622     Aegon N.V. (ADR) (Netherlands) ....................      1,372,313
  59,000     Jefferson-Pilot Corp. .............................      3,569,500
                                                                   ------------
                                                                      4,941,813
                                                                   ------------


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 1998, continued


 NUMBER OF
  SHARES                                                              VALUE
--------------------------------------------------------------------------------
             Major Banks (0.8%)
  116,000    KeyCorp ..........................................   $  3,349,500
                                                                  ------------
             Major Chemicals (3.3%)
   42,000    Dow Chemical Co. .................................      3,588,375
  123,000    Hercules, Inc. ...................................      3,697,688
   67,000    PPG Industries, Inc. .............................      3,655,688
  127,000    Rohm & Haas Co. ..................................      3,532,188
                                                                  ------------
                                                                    14,473,939
                                                                  ------------
             Major Pharmaceuticals (0.8%)
   35,000    Schering-Plough Corp. ............................      3,624,688
                                                                  ------------
             Major U.S. Telecommunications (3.4%)
   62,000    AT&T Corp. .......................................      3,623,125
   76,000    Bell Atlantic Corp. ..............................      3,681,250
   68,000    GTE Corp. ........................................      3,740,000
   69,000    U.S. West Communications Group, Inc. .............      3,618,188
                                                                  ------------
                                                                    14,662,563
                                                                  ------------
             Meat/Poultry/Fish (0.8%)
  132,000    Hormel Foods Corp. ...............................      3,572,250
                                                                  ------------
             Mid-Sized Banks (1.5%)
  192,000    First Security Corp. .............................      3,204,000
  126,000    First Tennessee National Corp. ...................      3,433,500
                                                                  ------------
                                                                     6,637,500
                                                                  ------------
             Motor Vehicles (2.4%)
   72,000    Chrysler Corp. ...................................      3,447,000
   74,500    Ford Motor Co. ...................................      3,496,844
   62,000    General Motors Corp. .............................      3,390,625
                                                                  ------------
                                                                    10,334,469
                                                                  ------------
             Multi-Line Insurance (0.8%)
   41,000    Lincoln National Corp. ...........................      3,372,250
                                                                  ------------
             Multi-Sector Companies (0.8%)
  105,000    Tenneco, Inc. ....................................      3,451,875
                                                                  ------------
             Natural Gas -- Distribution (0.9%)
   71,000    Consolidated Natural Gas Co. .....................      3,869,500
                                                                  ------------
             Newspapers (0.5%)
  136,344    Hollinger International, Inc. (Class A) ..........      1,959,945
                                                                  ------------
             Oil Refining/Marketing (0.8%)
   75,000    Ashland, Inc. ....................................      3,468,750
                                                                  ------------
             Other Metals/Minerals (0.9%)
  280,000    Cyprus Amax Minerals Co. .........................      3,710,000
                                                                  ------------
             Real Estate Investment Trust (5.3%)
   98,300    Boston Properties, Inc. ..........................      2,801,550
  120,000    Equity One, Inc. .................................      1,050,000
   59,250    Healthcare Realty Trust, Inc. ....................      1,510,875

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 1998, continued


 NUMBER OF
  SHARES                                                                  VALUE
------------------------------------------------------------------------------------
  91,500     LTC Properties, Inc. ................................   $  1,595,531
 100,000     Meditrust Corp. .....................................      1,706,250
  92,377     MeriStar Hospitality Corp. ..........................      1,576,183
 200,000     Mid-Atlantic Realty Trust ...........................      2,700,000
  50,420     New Plan Excel Realty Trust .........................      1,175,416
 145,000     Reckson Associates Realty Corp. .....................      3,407,500
 208,800     Sunstone Hotel Investors, Inc. ......................      1,892,250
  68,800     Tanger Factory Outlet Centers, Inc. .................      1,560,900
  60,000     Trinet Corporate Realty Trust, Inc. .................      1,957,500
                                                                     ------------
                                                                       22,933,955
                                                                     ------------
             Savings & Loan Associations (2.4%)
 166,000     TCF Financial Corp. .................................      3,299,250
 148,000     Washington Federal, Inc. ............................      3,700,000
 102,000     Washington Mutual, Inc. .............................      3,423,375
                                                                     ------------
                                                                       10,422,625
                                                                     ------------
             Smaller Banks (0.9%)
  73,000     Wilmington Trust Corp. ..............................      3,723,000
                                                                     ------------
             Steel/Iron Ore (0.8%)
 150,000     USX-U.S. Steel Group, Inc. ..........................      3,581,250
                                                                     ------------
             Tobacco (1.7%)
  80,000     Philip Morris Companies, Inc. .......................      3,685,000
 120,000     UST, Inc. ...........................................      3,547,500
                                                                     ------------
                                                                        7,232,500
                                                                     ------------
             TOTAL COMMON STOCKS
             (Identified Cost $189,888,715) ......................    196,664,306
                                                                     ------------
             CONVERTIBLE PREFERRED STOCKS (19.2%)
             Accident & Health Insurance (0.5%)
  85,000     AmerUs Life Holdings, Inc. ..........................      2,061,250
                                                                     ------------
             Apparel (0.3%)
  30,500     Warnaco Group, Inc. $3.00 ...........................      1,220,000
                                                                     ------------
             Auto Parts (0.7%)
  94,000     BTI Capital Trust $3.25 -- 144A* ....................      1,880,000
  68,500     Walbro Capital Trust $2.00 ..........................      1,147,375
                                                                     ------------
                                                                        3,027,375
                                                                     ------------
             Books/Magazine (0.6%)
 130,000     Reader's Digest Association, Inc $1.93...............      2,705,625
                                                                     ------------
             Broadcasting (0.9%)
 109,700     Metromedia International Group, Inc. $3.625..........      2,495,675
 145,000     Triathlon Broadcasting Co. $0.945 ...................      1,377,500
                                                                     ------------
                                                                        3,873,175
                                                                     ------------
             Business Services (0.7%)
  63,000     Unisys Corp. (Series A) $3.75 .......................      2,984,625
                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 1998, continued

 NUMBER OF
  SHARES                                                                                VALUE
-------------------------------------------------------------------------------------------------
             Containers/Packaging (0.6%)
  70,000     Sealed Air Corp. (Series A) $2.00 .................................   $  2,528,750
                                                                                   ------------
             Finance (0.3%)
  39,200     Insignia Financing, Inc. $3.25.....................................      1,496,970
                                                                                   ------------
             Investment Bankers/Brokers/Services (0.9%)
  90,000     Merrill Lynch & Co., Inc. $2.39
             (exchangeable into IMC Global, Inc. common stock) .................      1,991,250
  25,800     Merrill Lynch & Co., Inc. $4.087
             (exchangeable into SunAmerica, Inc. common stock) .................      1,886,625
                                                                                   ------------
                                                                                      3,877,875
                                                                                   ------------
             Machinery (0.6%)
 117,000     Ingersoll-Rand Co. $1.688 .........................................      2,457,000
                                                                                   ------------
             Major U.S. Telecommunications (1.2%)
  44,100     Loral Space & Commmunications Ltd. $3.00 -- 144A* (Bermuda)              1,990,012
  47,000     Loral Space & Communications Ltd. (Series C) $3.00 (Bermuda) ......      2,120,875
  27,000     Qualcomm Financial Trust $2.875 ...................................      1,128,951
                                                                                   ------------
                                                                                      5,239,838
                                                                                   ------------
             Movies/Entertainment (0.6%)
  70,000     Premier Parks, Inc. $4.05..........................................      2,730,000
                                                                                   ------------
             Non-U.S. Banks (1.5%)
 135,000     National Australia Bank, Ltd. $1.969 (Australia) (Units)++ ........      3,594,375
 111,500     WBK Strypes Trust $3.135...........................................      3,080,187
                                                                                   ------------
                                                                                      6,674,562
                                                                                   ------------
             Oil Refining/Marketing (0.7%)
 200,000     Tesoro Petroleum Corp. $1.16 ......................................      2,850,000
                                                                                   ------------
             Other Consumer Services (0.6%)
 100,000     Cendant Corp. $3.75 ...............................................      2,500,000
                                                                                   ------------
             Package Goods/Cosmetics (0.9%)
  72,000     Estee Lauder Co. $3.80 ............................................      3,960,000
                                                                                   ------------
             Property -- Casualty Insurance (0.5%)
 210,000     Philadelphia Consolidated Holding Co. $0.70 .......................      2,047,500
                                                                                   ------------
             Railroads (0.8%)
  75,000     Union Pacific Capital Trust $3.125 -- 144A* .......................      3,375,000
                                                                                   ------------
             Real Estate Investment Trust (3.1%)
  61,400     Camden Property Trust (Series A) $2.25 ............................      1,542,675
 182,000     FelCor Lodging Trust, Inc. (Series A) $1.95 .......................      3,913,000
 113,000     Merry Land & Investment Co., Inc. (Series C) $2.15 ................      2,973,313
  36,600     Rouse Co. (Series B) $3.00 ........................................      1,647,000
 140,000     SL Green Realty Corp. $2.00 .......................................      3,360,000
                                                                                   ------------
                                                                                     13,435,988
                                                                                   ------------
             Smaller Banks (0.9%)
 145,000     CNB Capital Trust I $1.50..........................................      3,878,750
                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 1998, continued

 NUMBER OF
  SHARES                                                                      VALUE
----------------------------------------------------------------------------------------
             Steel/Iron Ore (0.7%)
 165,000     USX Corp. ...............................................   $  3,114,375
                                                                         ------------
             Telecommunications (0.8%)
  67,500     EchoStar Communications Corp. (Series C) $3.375..........      3,628,125
                                                                         ------------
             Unregulated Power Generation (0.8%)
  81,000     CalEnergy Capital Trust $3.25............................      3,371,625
                                                                         ------------
             TOTAL CONVERTIBLE PREFERRED STOCKS
             (Identified Cost $101,063,650)...........................     83,038,408
                                                                         ------------


 PRINCIPAL
 AMOUNT IN                                                        COUPON        MATURITY
 THOUSANDS                                                         RATE           DATE
-----------                                                    ------------   -----------
              CORPORATE BONDS (33.5%)
              CONVERTIBLE BONDS (12.1%)
              Assisted Living Services (0.7%)
 $  1,500     ARV Assisted Living, Inc. ....................    6.75 %         04/01/06       868,500
    3,000     Emeritus Corp. -- 144A* ......................    6.25           01/01/06     2,099,460
                                                                                            ---------
                                                                                            2,967,960
                                                                                            ---------
              Auto Parts (2.0%)
    4,000     Mark IV Industries, Inc. -- 144A* ............    4.75           11/01/04     3,326,240
    3,000     MascoTech, Inc. ..............................    4.50           12/15/03     2,553,750
    2,700     Tower Automotive, Inc. -- 144A* ..............    5.00           08/01/04     2,592,000
                                                                                            ---------
                                                                                            8,471,990
                                                                                            ---------
              Books/Magazine (0.1%)
      640     Nelson (Thomas), Inc. ........................    5.75           11/30/99       635,341
                                                                                            ---------
              Cable/Cellular (0.7%)
    7,850     U.S. Cellular Corp. ..........................    0.00           06/15/15     2,983,157
                                                                                            ---------
              Clothing/Shoe/Accessory Chains (1.3%)
    4,400     Genesco Inc. -- 144A* ........................    5.50           04/15/05     2,549,492
    3,200     Saks Holdings, Inc. ..........................    5.50           09/15/06     3,168,000
                                                                                            ---------
                                                                                            5,717,492
                                                                                            ---------
              Finance (0.8%)
    4,000     Financial Federal Corp. -- 144A* .............    4.50           05/01/05     3,665,000
                                                                                            ---------
              Machinery (0.5%)
    2,300     Thermo Fibertek, Inc. -- 144A* ...............    4.50           07/15/04     2,110,250
                                                                                            ---------
              Major U.S. Telecommunications (0.8%)
    3,700     Bell Atlantic Financial Service -- 144A*......    4.25           09/15/05     3,590,147
      750     SA Telecommunications, Inc.
              -- 144A* (a) .................................   10.00           08/15/06        22,500
                                                                                            ---------
                                                                                            3,612,647
                                                                                            ---------
              Managed Health Care (1.1%)
    4,400     Concentra Managed Care, Inc. -- 144A*.........    4.50           03/15/03     2,824,272
    5,400     Phymatrix Corp. ..............................    6.75           06/15/03     2,052,000
                                                                                            ---------
                                                                                            4,876,272
                                                                                            ---------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 1998, continued


 PRINCIPAL
 AMOUNT IN                                                       COUPON       MATURITY
 THOUSANDS                                                        RATE          DATE          VALUE
-----------------------------------------------------------------------------------------------------
              Medical Electronics (0.4%)
  $ 2,100     ThermoTrex Corp. .............................    3.25%        11/01/07      $1,523,508
                                                                                           ----------
              Office Equipment & Supplies (0.7%)
    4,750     Danka Business Systems, PLC
              (United Kingdom) .............................    6.75         04/01/02       3,090,492
                                                                                           ----------
              Real Estate Investment Trust (1.6%)
    3,800     Capstar Hotel Corp. ..........................    4.75         10/15/04       2,539,426
    4,425     Capstone Capital Corp. .......................    6.55         03/14/02       4,211,892
                                                                                           ----------
                                                                                            6,751,318
                                                                                           ----------
              Services to the Health Industry (0.4%)
    1,380     Pharmaceutical Marketing Services, Inc.           6.25         02/01/03       1,204,354
      675     Pharmaceutical Marketing Services, Inc.
              (Eurobond) ...................................    6.25         02/01/03         590,625
                                                                                           ----------
                                                                                            1,794,979
                                                                                           ----------
              Shoe Manufacturing (1.0%)
    2,300     Nine West Group, Inc. ........................    5.50         07/15/03       1,520,507
    4,300     Nine West Group, Inc. -- 144A* ...............    5.50         07/15/03       2,842,687
                                                                                           ----------
                                                                                            4,363,194
                                                                                           ----------
              TOTAL CONVERTIBLE BONDS
              (Identified Cost $64,902,503) ..........................................     52,563,600
                                                                                           ----------
              NON-CONVERTIBLE BONDS (21.4%)
              Books/Magazine (0.7%)
    2,200     Big Flower Press, Inc. .......................    8.875        07/01/07       2,145,000
    1,000     Hollinger International Publishing, Inc.          9.25         02/01/06       1,025,000
                                                                                           ----------
                                                                                            3,170,000
                                                                                           ----------
              Broadcasting (2.0%)
    3,000     JCAC Inc. ....................................   10.125        06/15/06       3,285,000
    5,060     Young Broadcasting Corp. .....................   11.75         11/15/04       5,388,900
                                                                                           ----------
                                                                                            8,673,900
                                                                                           ----------
              Building Materials (0.7%)
    2,850     USG Corp. (Series B) .........................    9.25         09/15/01       3,113,824
                                                                                           ----------
              Cable/Cellular (3.8%)
   12,950     Continental Cablevision, Inc. ................   11.00         06/01/07      14,073,801
    2,000     Tele-Communications, Inc. ....................    9.25         04/15/02       2,259,520
                                                                                           ----------
                                                                                           16,333,321
                                                                                           ----------
              Casino/Gambling (1.0%)
    4,200     Casino Magic Finance Corp. ...................   11.50         10/15/01       4,200,000
                                                                                           ----------
              Diversified Financial Services (3.6%)
   14,060     Groupe Videotron Ltee (Canada) ...............   10.625        02/15/05      15,413,275
                                                                                           ----------
              Drug Store Chain (0.5%)
    1,950     Thrifty PayLess Holdings, Inc. ...............   12.25         04/15/04       2,132,813
                                                                                           ----------
              Major Chemicals (1.7%)
    7,000     Harris Chemical North America, Inc. ..........   10.75         10/15/03       7,245,000
                                                                                           ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 1998, continued

 PRINCIPAL
 AMOUNT IN                                                   COUPON      MATURITY
 THOUSANDS                                                    RATE         DATE            VALUE
-----------------------------------------------------------------------------------------------------
              Managed Health Care (1.0%)
 $  4,000     Healthsouth Rehabilitation Corp. ............   9.50%      04/01/01       $  4,130,000
                                                                                        ------------
              Media Conglomerates (0.7%)
    3,000     Garden State Newspapers, Inc. ...............  12.00       07/01/04          3,240,000
                                                                                        ------------
              Miscellaneous (2.3%)
    6,960     Huntsman Polymers Corp. .....................  11.75       12/01/04          7,273,200
    2,900     Ivaco, Inc. (Canada) ........................  11.50       09/15/05          2,784,000
                                                                                        ------------
                                                                                          10,057,200
                                                                                        ------------
              Movies/Entertainment (0.5%)
    2,000     Time Warner, Inc. ...........................   9.625      05/01/02          2,269,180
                                                                                        ------------
              Specialty Steel (1.9%)
    8,000     AK Steel Corp. ..............................  10.75       04/01/04          8,320,000
                                                                                        ------------
              Textiles (1.0%)
    4,300     Dan River, Inc. .............................  10.125      12/15/03          4,450,500
                                                                                        ------------
              TOTAL NON-CONVERTIBLE BONDS
              (Identified Cost $95,138,077)........................................       92,749,013
                                                                                        ------------
              TOTAL CORPORATE BONDS
              (Identified Cost $160,040,580).......................................      145,312,613
                                                                                        ------------
              SHORT-TERM INVESTMENT (0.4%)
              REPURCHASE AGREEMENT
    1,701     The Bank of New York (dated
              09/30/98; proceeds $1,701,930) (b)
              (Identified Cost $1,701,694).................   5.00       10/01/98          1,701,694
                                                                                        ------------
              TOTAL INVESTMENTS
              (Identified Cost $452,694,639) (c).....................     98.5%          426,717,021
              OTHER ASSETS IN EXCESS OF LIABILITIES  ................      1.5             6,513,009
                                                                                        ------------
              NET ASSETS ............................................    100.0%         $433,230,030
                                                                                        ============

---------------------
ADR  American Depository Receipt.
*    Resale is restricted to qualified institutional investors.
++ Consists of more than one class of securities traded together as a unit; stocks with attached warrants.
(a)  Non-income producing security; bond in default.
(b)  Collateralized by $1,627,093 U.S. Treasury Note 6.25% due
     01/31/02 valued at $1,735,727.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $24,041,088 and the aggregate gross unrealized depreciation is $50,018,706, resulting in net unrealized depreciation of $25,977,618.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
September 30, 1998


ASSETS:
Investments in securities, at value (identified cost $452,694,639)........  $ 426,717,021
Receivable for:
   Interest ..............................................................      4,016,177
   Investments sold ......................................................      3,162,862
   Dividends .............................................................        753,565
   Shares of beneficial interest sold ....................................        562,079
Deferred organizational expenses .........................................         89,536
Prepaid expenses and other assets ........................................         66,495
                                                                            -------------
  TOTAL ASSETS ...........................................................    435,367,735
                                                                            -------------
LIABILITIES:
Payable for:
   Investments purchased .................................................      1,025,876
   Plan of distribution fee ..............................................        357,189
   Shares of beneficial interest repurchased .............................        287,751
   Investment management fee .............................................        267,986
   Dividends and distributions to shareholders ...........................         91,008
Accrued expenses and other payables ......................................        107,895
                                                                            -------------
  TOTAL LIABILITIES ......................................................      2,137,705
                                                                            -------------
  NET ASSETS .............................................................  $ 433,230,030
                                                                            =============
COMPOSITION OF NET ASSETS:
Paid-in-capital ..........................................................  $ 434,715,783
Net unrealized depreciation ..............................................    (25,977,618)
Accumulated undistributed net investment income ..........................      3,454,171
Accumulated undistributed net realized gain ..............................     21,037,694
                                                                            -------------
  NET ASSETS .............................................................  $ 433,230,030
                                                                            =============
CLASS A SHARES:
Net Assets ...............................................................    $10,073,263
Shares Outstanding (unlimited authorized, $.01 par value).................        900,992
  NET ASSET VALUE PER SHARE ..............................................         $11.18
                                                                                   ======
  MAXIMUM OFFERING PRICE PER SHARE,
    (net asset value plus 5.54% of net asset value) ......................         $11.80
                                                                                   ======
CLASS B SHARES:
Net Assets ...............................................................   $416,908,604
Shares Outstanding (unlimited authorized, $.01 par value) ................     37,280,650
  NET ASSET VALUE PER SHARE ..............................................         $11.18
                                                                                   ======
CLASS C SHARES:
Net Assets ...............................................................     $5,630,261
Shares Outstanding (unlimited authorized, $.01 par value) ................        504,418
  NET ASSET VALUE PER SHARE ..............................................         $11.16
                                                                                   ======
CLASS D SHARES:
Net Assets ...............................................................       $617,902
Shares Outstanding (unlimited authorized, $.01 par value) ................         55,258
  NET ASSET VALUE PER SHARE ..............................................         $11.18
                                                                                   ======

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended September 30, 1998

NET INVESTMENT INCOME:
INCOME
Interest ..................................................  $  14,163,882
Dividends (net of $2,739 foreign withholding tax) .........     11,937,421
                                                             -------------
  TOTAL INCOME ............................................     26,101,303
                                                             -------------
EXPENSES
Plan of distribution fee (Class A shares) .................         18,844
Plan of distribution fee (Class B shares) .................      3,886,869
Plan of distribution fee (Class C shares) .................         41,480
Investment management fee .................................      3,387,158
Transfer agent fees and expenses ..........................        380,586
Registration fees .........................................        165,230
Shareholder reports and notices ...........................         66,522
Professional fees .........................................         50,805
Custodian fees ............................................         47,954
Organizational expenses ...................................         32,715
Trustees' fees and expenses ...............................         11,998
Other .....................................................         20,188
                                                             -------------
  TOTAL EXPENSES ..........................................      8,110,349
                                                             -------------
  NET INVESTMENT INCOME ...................................     17,990,954
                                                             -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain .........................................     21,800,391
Net change in unrealized appreciation .....................    (68,902,232)
                                                             -------------
  NET LOSS ................................................    (47,101,841)
                                                             -------------
NET DECREASE ..............................................  $ (29,110,887)
                                                             =============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS



                                                           FOR THE YEAR         FOR THE YEAR
                                                               ENDED                ENDED
                                                        SEPTEMBER 30, 1998   SEPTEMBER 30, 1997*
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ................................    $  17,990,954         $ 10,365,875
Net realized gain ....................................       21,800,391           17,728,044
Net change in unrealized appreciation ................      (68,902,232)          39,732,802
                                                          -------------         ------------
  NET INCREASE (DECREASE) ............................      (29,110,887)          67,826,721
                                                          -------------         ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A shares ....................................         (344,600)              (7,078)
   Class B shares ....................................      (15,186,529)          (9,398,309)
   Class C shares ....................................         (153,463)              (7,487)
   Class D shares ....................................          (16,323)                (193)
Net realized gain
   Class A shares ....................................         (264,926)                  --
   Class B shares ....................................      (18,061,378)            (157,191)
   Class C shares ....................................          (92,820)                  --
   Class D shares ....................................           (1,956)                  --
                                                          -------------         ------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS ..................      (34,121,995)          (9,570,258)
                                                          -------------         ------------
Net increase from transactions in shares of beneficial
  interest ...........................................      135,434,833          154,629,702
                                                          -------------         ------------
  NET INCREASE .......................................       72,201,951          212,886,165
NET ASSETS:
Beginning of period ..................................      361,028,079          148,141,914
                                                          -------------         ------------
  END OF PERIOD
   (Including undistributed net investment income of
   $3,454,171 and $1,125,380, respectively) ..........    $ 433,230,030         $361,028,079
                                                          =============         ============

---------------------
*     Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
NOTES TO FINANCIAL STATEMENTS September 30, 1998


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Income Builder Fund (the "Fund"), formerly Dean Witter Income Builder Fund, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's primary investment objective is to seek reasonable income and, as a secondary objective, growth of capital. The Fund seeks to achieve its objective by investing primarily in income-producing equity securities, including common and preferred stocks as well as convertible securities. The Fund was organized as a Massachusetts business trust on March 21, 1996 and commenced operations on June 26, 1996. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:


A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
NOTES TO FINANCIAL STATEMENTS September 30, 1998, continued

the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.


C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.


D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.


E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
NOTES TO FINANCIAL STATEMENTS September 30, 1998, continued


F. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $164,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day. Effective May 1, 1998 the Agreement was amended to reduce the annual rate to 0.725% of the portion of daily net assets in excess of $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
NOTES TO FINANCIAL STATEMENTS September 30, 1998, continued


of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $18,378,964 at September 30, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended September 30, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended September 30, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B and Class C shares of $1,076,184 and $4,960, respectively and received $99,718 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for year the ended September 30, 1998 aggregated $370,672,491 and $254,895,716, respectively.

For the year ended September 30, 1998, the Fund incurred $141,296 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund. At September 30, 1998, the Fund's receivable for investments sold and payable for investments purchased included unsettled trades with DWR of $1,671,518 and $889,375, respectively.

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
NOTES TO FINANCIAL STATEMENTS September 30, 1998, continued

For the year ended September 30, 1998, the Fund incurred $6,600 in brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At September 30, 1998, the Fund had transfer agent fees and expenses payable of approximately $5,100.


5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                                                  FOR THE YEAR                        FOR THE YEAR
                                                                      ENDED                              ENDED
                                                               SEPTEMBER 30, 1998                 SEPTEMBER 30, 1997*
                                                        ---------------------------------   --------------------------------
                                                            SHARES            AMOUNT            SHARES            AMOUNT
                                                        --------------   ----------------   --------------   ---------------
CLASS A SHARES
Sold ................................................        887,465      $  11,197,972           84,697      $   1,060,929
Reinvestment of dividends and distributions .........         26,670            324,319              297              3,779
Redeemed ............................................        (94,880)        (1,168,724)          (3,257)           (41,000)
                                                             -------      -------------           ------      -------------
Net increase - Class A ..............................        819,255         10,353,567           81,737          1,023,708
                                                             -------      -------------           ------      -------------
CLASS B SHARES
Sold ................................................     14,488,236        183,541,957       16,601,412        187,858,686
Reinvestment of dividends and distributions .........      2,214,603         27,031,378          629,815          7,297,503
Redeemed ............................................     (7,439,745)       (91,648,973)      (3,697,289)       (42,533,458)
                                                          ----------      -------------       ----------      -------------
Net increase - Class B ..............................      9,263,094        118,924,362       13,533,938        152,622,731
                                                          ----------      -------------       ----------      -------------
CLASS C SHARES
Sold ................................................        513,124          6,515,096           80,094          1,000,747
Reinvestment of dividends and distributions .........         17,520            213,338              519              6,601
Redeemed ............................................       (103,278)        (1,268,428)          (3,561)           (44,293)
                                                          ----------      -------------       ----------      -------------
Net increase - Class C ..............................        427,366          5,460,006           77,052            963,055
                                                          ----------      -------------       ----------      -------------
CLASS D SHARES
Sold ................................................         57,284            742,379            1,633             20,015
Reinvestment of dividends and distributions .........            492              6,014               15                193
Redeemed ............................................         (4,166)           (51,495)              --                 --
                                                          ----------      -------------       ----------      -------------
Net increase - Class D ..............................         53,610            696,898            1,648             20,208
                                                          ----------      -------------       ----------      -------------
Net increase in Fund ................................     10,563,325      $ 135,434,833       13,694,375      $ 154,629,702
                                                          ==========      =============       ==========      =============

---------------
* For Class A, C and D, for the period July 28, 1997 (issue date) through September 30, 1997.

6. FEDERAL INCOME TAX STATUS


As of September 30, 1998, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences attributable to nondeductible expenses. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and accumulated undistributed net investment income was credited $38,752.

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                                                                           FOR THE PERIOD
                                                         FOR THE YEAR              FOR THE YEAR            JUNE 26, 1996*
                                                             ENDED                     ENDED                  THROUGH
                                                     SEPTEMBER 30, 1998++     SEPTEMBER 30, 1997**++     SEPTEMBER 30, 1996
---------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............        $   12.81                  $  10.23                 $  10.00
                                                         ---------                  --------                 --------
Net investment income ...........................             0.50                      0.46                     0.08
Net realized and unrealized gain (loss) .........            (1.11)                     2.54                     0.23
                                                         ---------                  --------                 --------
Total from investment operations ................            (0.61)                     3.00                     0.31
                                                         ---------                  --------                 --------
Less dividends and distributions from:
 Net investment income ..........................            (0.43)                    (0.41)                   (0.08)
 Net realized gain ..............................            (0.59)                    (0.01)                      --
                                                         ---------                  --------                 --------
Total dividends and distributions ...............            (1.02)                    (0.42)                   (0.08)
                                                         ---------                  --------                 --------
Net asset value, end of period ..................        $   11.18                  $  12.81                 $  10.23
                                                         =========                  ========                 ========
TOTAL INVESTMENT RETURN+ ........................           (5.29)%                    29.83%                    3.10%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................            1.80%(3)                   1.85%                    2.25%(2)
Net investment income ...........................            3.98%(3)                   4.16%                    3.60%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........        $416,909                   $358,973                 $148,142
Portfolio turnover rate .........................              58%                        74%                       7%(1)

-------------
*      Commencement of operations.
** Prior to July 28, 1997 the Fund issued one class of shares. All shares held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
FINANCIAL HIGHLIGHTS, continued

                                                                                 FOR THE PERIOD
                                                         FOR THE YEAR            JULY 28, 1997*
                                                             ENDED                  THROUGH
                                                     SEPTEMBER 30, 1998++     SEPTEMBER 30, 1997++
                                                    ----------------------   ---------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............         $  12.81                 $  12.20
                                                          --------                 --------
Net investment income ...........................             0.59                     0.12
Net realized and unrealized gain (loss) .........            (1.12)                    0.61
                                                          --------                 --------
Total from investment operations ................            (0.53)                    0.73
                                                          --------                 --------
Less dividends and distributions from:
 Net investment income ..........................            (0.51)                   (0.12)
 Net realized gain ..............................            (0.59)                      --
                                                          --------                 --------
Total dividends and distributions ...............            (1.10)                   (0.12)
                                                          --------                 --------
Net asset value, end of period ..................         $  11.18                 $  12.81
                                                          ========                 ========
TOTAL INVESTMENT RETURN+ ........................            (4.67)%                   5.95%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................             1.17%(3)                 1.28%(2)
Net investment income ...........................             4.61%(3)                 5.77%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........          $10,073                 $  1,047
Portfolio turnover rate .........................               58%                      74%

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............         $  12.80                 $  12.20
                                                          --------                 --------
Net investment income ...........................             0.50                     0.10
Net realized and unrealized gain (loss) .........            (1.12)                    0.61
                                                          --------                 --------
Total from investment operations ................            (0.62)                    0.71
                                                          --------                 --------
Less dividends and distributions from:
 Net investment income ..........................            (0.43)                   (0.11)
 Net realized gain ..............................            (0.59)                      --
                                                          --------                 --------
Total dividends and distributions ...............            (1.02)                   (0.11)
                                                          --------                 --------
Net asset value, end of period ..................         $  11.16                 $  12.80
                                                          ========                 ========
TOTAL INVESTMENT RETURN+ ........................            (5.38)%                   5.79%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................             1.92%(3)                 1.98%(2)
Net investment income ...........................             3.86%(3)                 4.61%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........         $  5,630                 $    987
Portfolio turnover rate .........................               58%                      74%

-------------
*      The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
FINANCIAL HIGHLIGHTS, continued

                                                                                 FOR THE PERIOD
                                                         FOR THE YEAR            JULY 28, 1997*
                                                             ENDED                  THROUGH
                                                     SEPTEMBER 30, 1998++     SEPTEMBER 30, 1997++
--------------------------------------------------------------------------------------------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............          $ 12.82                 $  12.20
                                                           -------                 --------
Net investment income ...........................             0.64                     0.12
Net realized and unrealized gain (loss) .........            (1.15)                    0.62
                                                           -------                 --------
Total from investment operations ................            (0.51)                    0.74
                                                           -------                 --------
Less dividends and distributions from:
 Net investment income ..........................            (0.54)                   (0.12)
 Net realized gain ..............................            (0.59)                      --
                                                           -------                 --------
Total dividends and distributions ...............            (1.13)                   (0.12)
                                                           -------                 --------
Net asset value, end of period ..................          $ 11.18                 $  12.82
                                                           =======                 ========
TOTAL INVESTMENT RETURN+ ........................            (4.46)%                   5.98%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................             0.92%(3)                 0.96%(2)
Net investment income ...........................             4.86%(3)                 5.41%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........          $   618                   $   21
Portfolio turnover rate .........................               58%                      74%

-------------
*      The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
REPORT OF INDEPENDENT ACCOUNTANTS



TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Income Builder Fund (the "Fund"), formerly Dean Witter Income Builder, at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
November 6, 1998

-------------------------------------------------------------------------------
                      1998 FEDERAL TAX NOTICE (unaudited)

During the year ended September 30, 1998, the Fund paid to its shareholders $0.06 per share from long-term capital gains. Of this $0.06 distribution, $0.04 is taxable as 28% rate gain and $0.02 is taxable as 20% rate gain. For such period, 39.97% of the income paid qualified for the dividends received deduction available to corporations.
-------------------------------------------------------------------------------

                 MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND

                            PART C OTHER INFORMATION


Item 24. Financial Statements and Exhibits

       (a) Financial Statements

       (1)  Financial statements and schedules, included
            in Prospectus (Part A):
                                                                     Page in
                                                                     Prospectus
                                                                     ----------

            Financial Highlights for the fiscal period June 26, 1996 (commencement of operations) through September 30, 1996 and the fiscal years ended September 30, 1997 and 1998
            (Class B)................................................     6

            Financial Highlights for the period July 28, 1997 through September 30, 1997 and the fiscal year ended September 30,
            1998 (Classes A, C and D)................................     7

       (2)  Financial statements included in the Statement of
            Additional Information (Part B):
                                                                     Page In
                                                                     SAI
                                                                     ---

            Portfolio of Investments at September 30, 1998...........    37

            Statement of Assets and Liabilities at
            September 30,1998........................................    44

            Statement of Operations for the year ended
            September 30, 1998.......................................    45

            Statement of Changes in Net Assets for the fiscal years
            ended September 30, 1997 and 1998........................    46

            Notes to Financial Statements at September 30, 1998......    47

            Financial Highlights for the fiscal period June 26, 1996 (commencement of operations) through September 30, 1996 and the fiscal years ended September 30, 1997 and 1998
            (Class B)................................................    52

            Financial Highlights for the period July 28, 1997 through September 30, 1997 and the fiscal year ended September 30,
            1998 (Classes A, C and D)................................    53

       (3)  Financial statements included in Part C:

            None

b) Exhibits:

    1.     Form of Amendment to the Declaration of Trust of the Registrant.

    5. Form of Amended Investment Management Agreement between the Registrant and Morgan Stanley Dean Witter Advisors Inc.

    6.(a) Form of Amended Distribution Agreement between the Registrant and Morgan Stanley Dean Witter Distributors Inc.

    6.(b)  Form of Selected Dealer Agreement

    8. Form of Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Dean Witter Trust FSB

    9. Form of Amended Services Agreement between Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Services Company Inc.

    11.    Consent of Independent Accountants.

    16.    Schedules for Computations of Performance Quotations.

    18.    Amended Multiple-Class Plan pursuant to Rule 18f-3.

    27.    Financial Data Schedules as of September 30, 1998.

All other exhibits were previously filed via EDGAR and are hereby incorporated by reference.

Item 25. Persons Controlled by or Under Common Control With Registrant.

         None

Item 26. Number of Holders of Securities.

              (1)                                               (2)
                                                     Number of Record Holders
         Title of Class                                 at October 31, 1998
         --------------                                 -------------------

         Share of Beneficial Interest

         Class A                                                  515
         Class B                                                  551
         Class C                                               27,604
         Class D                                                   42

Item 27. Indemnification

         Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

         Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

         The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

         Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28. Business and Other Connections of Investment Advisor

         See "The Fund and Its Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"). MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The principal address of the Morgan Stanley Dean Witter Funds is Two World Trade Center, New York, New York 10048.

         The term "Morgan Stanley Dean Witter Funds" refers to the following registered investment companies:

Closed-End Investment Companies
-------------------------------
 (1)    Dean Witter Government Income Trust
 (2)    High Income Advantage Trust
 (3)    High Income Advantage Trust II
 (4)    High Income Advantage Trust III
 (5)    InterCapital California Insured Municipal Income Trust
 (6)    InterCapital California Quality Municipal Securities
 (7)    InterCapital Income Securities Inc.
 (8)    InterCapital Insured California Municipal Securities
 (9)    InterCapital Insured Municipal Bond Trust
 (10)   InterCapital Insured Municipal Income Trust
 (11)   InterCapital Insured Municipal Securities
 (12)   InterCapital Insured Municipal Trust
 (13)   InterCapital New York Quality Municipal Securities
 (14)   InterCapital Quality Municipal Income Trust
 (15)   InterCapital Quality Municipal Investment Trust
 (16)   InterCapital Quality Municipal Securities
 (17)   Municipal Income Opportunities Trust
 (18)   Municipal Income Opportunities Trust II
 (19)   Municipal Income Opportunities Trust III
 (20)   Municipal Income Trust
 (21)   Municipal Income Trust II
 (22)   Municipal Income Trust III
 (23)   Municipal Premium Income Trust
 (24)   Morgan Stanley Dean Witter Prime Income Trust

Open-end Investment Companies
-----------------------------
 (1)    Active Assets California Tax-Free Trust
 (2)    Active Assets Government Securities Trust
 (3)    Active Assets Money Trust
 (4)    Active Assets Tax-Free Trust
 (5)    Morgan Stanley Dean Witter American Value Fund
 (6)    Morgan Stanley Dean Witter Balanced Growth Fund
 (7)    Morgan Stanley Dean Witter Balanced Income Fund
 (8)    Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
 (9)    Morgan Stanley Dean Witter California Tax-Free Income Fund
 (10)   Morgan Stanley Dean Witter Capital Appreciation Fund
 (11)   Morgan Stanley Dean Witter Capital Growth Securities
 (12)   Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas Portfolio"
 (13)   Morgan Stanley Dean Witter Convertible Securities Trust

 (14)   Morgan Stanley Dean Witter Developing Growth Securities Trust
 (15)   Morgan Stanley Dean Witter Diversified Income Trust
 (16)   Morgan Stanley Dean Witter Dividend Growth Securities Inc.
 (17)   Morgan Stanley Dean Witter Equity Fund
 (18)   Morgan Stanley Dean Witter European Growth Fund Inc.
 (19)   Morgan Stanley Dean Witter Federal Securities Trust
 (20)   Morgan Stanley Dean Witter Financial Services Trust
 (21)   Morgan Stanley Dean Witter Fund of Funds
 (22)   Morgan Stanley Dean Witter Global Dividend Growth Securities
 (23)   Morgan Stanley Dean Witter Global Short-Term Income Fund Inc.
 (24)   Morgan Stanley Dean Witter Global Utilities Fund
 (25)   Morgan Stanley Dean Witter Growth Fund
 (26)   Morgan Stanley Dean Witter Hawaii Municipal Trust
 (27)   Morgan Stanley Dean Witter Health Sciences Trust
 (28)   Morgan Stanley Dean Witter High Yield Securities Inc.
 (29)   Morgan Stanley Dean Witter Income Builder Fund
 (30)   Morgan Stanley Dean Witter Information Fund
 (31)   Morgan Stanley Dean Witter Intermediate Income Securities
 (32)   Morgan Stanley Dean Witter International SmallCap Fund
 (33)   Morgan Stanley Dean Witter Japan Fund
 (34)   Morgan Stanley Dean Witter Limited Term Municipal Trust
 (35)   Morgan Stanley Dean Witter Liquid Asset Fund Inc.
 (36)   Morgan Stanley Dean Witter Market Leader Trust
 (37)   Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
 (38)   Morgan Stanley Dean Witter Mid-Cap Growth Fund
 (39)   Morgan Stanley Dean Witter Multi-State Municipal Series Trust
 (40)   Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
 (41)   Morgan Stanley Dean Witter New York Municipal Money Market Trust
 (42)   Morgan Stanley Dean Witter New York Tax-Free Income Fund
 (43)   Morgan Stanley Dean Witter Pacific Growth Fund Inc.
 (44)   Morgan Stanley Dean Witter Precious Metals and Minerals Trust
 (45)   Morgan Stanley Dean Witter S&P 500 Index Fund
 (46)   Morgan Stanley Dean Witter S&P 500 Select Fund
 (47)   Morgan Stanley Dean Witter Select Dimensions Investment Series
 (48)   Morgan Stanley Dean Witter Select Municipal Reinvestment Fund
 (49)   Morgan Stanley Dean Witter Short-Term Bond Fund
 (50)   Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
 (51)   Morgan Stanley Dean Witter Special Value Fund
 (52)   Morgan Stanley Dean Witter Strategist Fund
 (53)   Morgan Stanley Dean Witter Tax-Exempt Securities Trust
 (54)   Morgan Stanley Dean Witter Tax-Free Daily Income Trust
 (55)   Morgan Stanley Dean Witter U.S. Government Money Market Trust
 (56)   Morgan Stanley Dean Witter U.S. Government Securities Trust
 (57)   Morgan Stanley Dean Witter Utilities Fund
 (58)   Morgan Stanley Dean Witter Value-Added Market Series
 (59)   Morgan Stanley Dean Witter Value Fund
 (60)   Morgan Stanley Dean Witter Variable Investment Series
 (61)   Morgan Stanley Dean Witter World Wide Income Trust

        The term "TCW/DW Funds" refers to the following registered investment companies:

Open-End Investment Companies
-----------------------------
 (1)    TCW/DW Emerging Markets Opportunities Trust
 (2)    TCW/DW Global Telecom Trust
 (3)    TCW/DW Income and Growth Fund
 (4)    TCW/DW Latin American Growth Fund
 (5)    TCW/DW Mid-Cap Equity Trust
 (6)    TCW/DW North American Government Income Trust
 (7)    TCW/DW Small Cap Growth Fund
 (8)    TCW/DW Total Return Trust

Closed-End Investment Companies
-------------------------------
 (1)    TCW/DW Term Trust 2000
 (2)    TCW/DW Term Trust 2002
 (3)    TCW/DW Term Trust 2003

NAME AND POSITION         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH
MORGAN STANLEY DEAN       OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.      AND NATURE OF CONNECTION
--------------------      -----------------------------------------------------

Mitchell M. Merin         Chairman and Director of Morgan Stanley Dean Witter
President, Chief          Distributors Inc. ("MSDW Distributors") and Morgan
Executive Officer and     Stanley Dean Witter Trust FSB ("MSDW Trust");
Director                  President, Chief Executive Officer and Director of
                          Morgan Stanley Dean Witter Services Company Inc.
                          ("MSDW Services"); Executive Vice President and
                          Director of Dean Witter Reynolds Inc. ("DWR");
                          Director of various Morgan Stanley Dean Witter & Co.
                          ("MSDW") subsidiaries.

Thomas C. Schneider       Executive Vice President and Chief Strategic and
Executive Vice            Administrative Officer of MSDW; Executive Vice
President and Chief       President and Chief Financial Officer of MSDW
Financial Officer         Services; Director of DWR and MSDW.

Robert M. Scanlan         President, Chief Operating Officer and Director of
President, Chief          MSDW Services, Executive Vice President of MSDW
Operating Officer         Distributors; Executive Vice President and Director
and Director              of MSDW Trust; Vice President of the Morgan Stanley
                          Dean Witter Funds and the TCW/DW Funds.

Joseph J. McAlinden       Vice President of the Morgan Stanley Dean Witter
Executive Vice President  Funds and Director of MSDW Trust.
and Chief Investment
Officer

Ronald E. Robison         Executive Vice President and Chief Administrative
Executive Vice President Officer of MSDW Services; Vice President of the and Chief Administrative Morgan Stanley Dean Witter Funds.
Officer

Edward C. Oelsner, III
Executive Vice President

NAME AND POSITION         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH
MORGAN STANLEY DEAN       OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.      AND NATURE OF CONNECTION
--------------------      -----------------------------------------------------

Barry Fink                Assistant Secretary of DWR; Senior Vice President,
Senior Vice President,    Secretary, General Counsel and Director of MSDW
Secretary, General        Services; Senior Vice President, Assistant Secretary
Counsel and Director      and Assistant General Counsel of MSDW Distributors;
                          Vice President, Secretary and General Counsel of the
                          Morgan Stanley Dean Witter Funds and the TCW/DW
                          Funds.

Peter M. Avelar           Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

Mark Bavoso               Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

Rosalie Clough
Senior Vice President
and Director of Marketing

Richard Felegy
Senior Vice President

Edward F. Gaylor          Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

Robert S. Giambrone       Senior Vice President of MSDW Services, MSDW
Senior Vice President     Distributors and MSDW Trust and Director of MSDW
                          Trust; Vice President of the Morgan Stanley Dean
                          Witter Funds and the TCW/DW Funds.

Rajesh Gupta              Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

Kenton J. Hinchliffe      Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

Kevin Hurley              Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

Margaret Iannuzzi
Senior Vice President

Jenny Beth Jones          Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

John B. Kemp, III         President of MSDW Distributors.
Senior Vice President

NAME AND POSITION         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH
MORGAN STANLEY DEAN       OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.      AND NATURE OF CONNECTION
--------------------      -----------------------------------------------------

Anita H. Kolleeny         Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

Jonathan R. Page          Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

Ira N. Ross               Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

Guy G. Rutherfurd, Jr.    Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

Rochelle G. Siegel        Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

Jayne M. Stevlingson      Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

Paul D. Vance             Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

Elizabeth A. Vetell
Senior Vice President
and Director of
Shareholder Communication

James F. Willison         Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

Ronald J. Worobel         Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

Douglas Brown
First Vice President

Thomas F. Caloia          First Vice President and Assistant Treasurer of MSDW
First Vice President      Services; Assistant Treasurer of MSDW Distributors;
and Assistant             Treasurer and Chief Financial Officer of the Morgan
Treasurer                 Stanley Dean Witter Funds and the TCW/DW Funds.

Thomas Chronert
First Vice President

NAME AND POSITION         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH
MORGAN STANLEY DEAN       OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.      AND NATURE OF CONNECTION
--------------------      -----------------------------------------------------

Marilyn K. Cranney        Assistant Secretary of DWR; First Vice President and
First Vice President      Assistant Secretary of MSDW Services; Assistant
and Assistant Secretary   Secretary of the Morgan Stanley Dean Witter Funds and
                          the TCW/DW Funds.

Salvatore DeSteno         Vice President of MSDW Services.
First Vice President

Michael Interrante        First Vice President and Controller of MSDW Services;
First Vice President      Assistant Treasurer of MSDW Distributors; First Vice
and Controller            President and Treasurer of MSDW Trust.

David Johnson
First Vice President

Stanley Kapica
First Vice President

Carsten Otto              First Vice President and Assistant Secretary of MSDW
First Vice President      Services; Assistant Secretary of the Morgan Stanley
and Assistant Secretary   Dean Witter Funds and the TCW/DW Funds.


Robert Zimmerman
First Vice President

Dale Albright
Vice President

Joan G. Allman
Vice President

Andrew Arbenz
Vice President

Joseph Arcieri            Vice President of various Morgan Stanley Dean Witter
Vice President            Funds.

Nancy Belza
Vice President

Maurice Bendrihem
Vice President and
Assistant Controller

NAME AND POSITION         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH
MORGAN STANLEY DEAN       OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.      AND NATURE OF CONNECTION
--------------------      -----------------------------------------------------

Frank Bruttomesso         Vice President and Assistant Secretary of MSDW
Vice President and        Services; Assistant Secretary of the Morgan Stanley
Assistant Secretary       Dean Witter Funds and the TCW/DW Funds.

Ronald Caldwell
Vice President

Joseph Cardwell
Vice President

Philip Casparius
Vice President

David Dineen
Vice President

Bruce Dunn
Vice President

Michael Durbin
Vice President

Sheila Finnerty
Vice President

Jeffrey D. Geffen
Vice President

Michael Geringer
Vice President

Ellen Gold
Vice President

Stephen Greenhut
Vice President

Sandra Grossman
Vice President

Peter W. Gurman
Vice President

Matthew Haynes            Vice President of various Morgan Stanley Dean Witter
Vice President            Funds.

NAME AND POSITION         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH
MORGAN STANLEY DEAN       OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.      AND NATURE OF CONNECTION
--------------------      -----------------------------------------------------

Peter Hermann             Vice President of various Morgan Stanley Dean Witter
Vice President            Funds.

Elizabeth Hinchman
Vice President

David Hoffman
Vice President

Christopher Jones
Vice President

Kevin Jung
Vice President

Carol Espejo Kane
Vice President

Michelle Kaufman          Vice President of various Morgan Stanley Dean Witter
Vice President            Funds.

Paula LaCosta             Vice President of various Morgan Stanley Dean Witter
Vice President            Funds.

Thomas Lawlor
Vice President

Gerard J. Lian            Vice President of various Morgan Stanley Dean Witter
Vice President            Funds.

Nancy Login
Vice President

Steven MacNamara
Vice President

Catherine Maniscalco      Vice President of Morgan Stanley Dean Witter Natural
Vice President            Resource Development Securities Inc.

Albert McGarity
Vice President

LouAnne D. McInnis        Vice President and Assistant Secretary of MSDW
Vice President and        Services; Assistant Secretary of the Morgan Stanley
Assistant Secretary       Dean Witter Funds and the TCW/DW Funds.

NAME AND POSITION         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH
MORGAN STANLEY DEAN       OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.      AND NATURE OF CONNECTION
--------------------      -----------------------------------------------------

Teresa McRoberts
Vice President

Sharon K. Milligan
Vice President

Julie Morrone
Vice President

Mary Beth Mueller
Vice President

David Myers               Vice President of Morgan Stanley Dean Witter Natural
Vice President            Resource Development Securities Inc.

Richard Norris
Vice President

George Paoletti
Vice President

Anne Pickrell             Vice President of various Morgan Stanley Dean Witter
Vice President            Funds.

Michael Roan
Vice President

John Roscoe
Vice President

Hugh Rose
Vice President

Robert Rossetti           Vice President of various Morgan Stanley Dean Witter
Vice President            Funds.

Ruth Rossi                Vice President and Assistant Secretary of MSDW
Vice President and        Services; Assistant Secretary of the Morgan Stanley
Assistant Secretary       Dean Witter Funds and the TCW/DW Funds.

Carl F. Sadler
Vice President

Deborah Santaniello
Vice President

NAME AND POSITION         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH
MORGAN STANLEY DEAN       OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.      AND NATURE OF CONNECTION
--------------------      -----------------------------------------------------

Peter J. Seeley           Vice President of various Morgan Stanley Dean Witter
Vice President            Funds.

Robert Stearns
Vice President

Naomi Stein
Vice President

Kathleen H. Stromberg     Vice President of various Morgan Stanley Dean Witter
Vice President            Funds.

Marybeth Swisher
Vice President

Robert Vanden Assem
Vice President

James P. Wallin
Vice President

Alice Weiss               Vice President of various Morgan Stanley Dean Witter
Vice President            Funds.

John Wong
Vice President

Item 29. Principal Underwriters

(a) Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. MSDW Distributors is also the principal underwriter of the following investment companies:

 (1)   Active Assets California Tax-Free Trust
 (2)   Active Assets Government Securities Trust
 (3)   Active Assets Money Trust
 (4)   Active Assets Tax-Free Trust
 (5)   Morgan Stanley Dean Witter American Value Fund
 (6)   Morgan Stanley Dean Witter Balanced Growth Fund
 (7)   Morgan Stanley Dean Witter Balanced Income Fund
 (8)   Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
 (9)   Morgan Stanley Dean Witter California Tax-Free Income Fund
 (10)  Morgan Stanley Dean Witter Capital Appreciation Fund
 (11)  Morgan Stanley Dean Witter Capital Growth Securities
 (12)  Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas Portfolio"
 (13)  Morgan Stanley Dean Witter Convertible Securities Trust

 (14)  Morgan Stanley Dean Witter Developing Growth Securities Trust
 (15)  Morgan Stanley Dean Witter Diversified Income Trust
 (16)  Morgan Stanley Dean Witter Dividend Growth Securities Inc.
 (17)  Morgan Stanley Dean Witter Equity Fund
 (18)  Morgan Stanley Dean Witter European Growth Fund Inc.
 (19)  Morgan Stanley Dean Witter Federal Securities Trust
 (20)  Morgan Stanley Dean Witter Financial Services Trust
 (21)  Morgan Stanley Dean Witter Fund of Funds
 (22)  Morgan Stanley Dean Witter Global Dividend Growth Securities
 (23)  Morgan Stanley Dean Witter Global Short-Term Income Fund Inc.
 (24)  Morgan Stanley Dean Witter Global Utilities Fund
 (25)  Morgan Stanley Dean Witter Growth Fund
 (26)  Morgan Stanley Dean Witter Hawaii Municipal Trust
 (27)  Morgan Stanley Dean Witter Health Sciences Trust
 (28)  Morgan Stanley Dean Witter High Yield Securities Inc.
 (29)  Morgan Stanley Dean Witter Income Builder Fund
 (30)  Morgan Stanley Dean Witter Information Fund
 (31)  Morgan Stanley Dean Witter Intermediate Income Securities
 (32)  Morgan Stanley Dean Witter International SmallCap Fund
 (33)  Morgan Stanley Dean Witter Japan Fund
 (34)  Morgan Stanley Dean Witter Limited Term Municipal Trust
 (35)  Morgan Stanley Dean Witter Liquid Asset Fund Inc.
 (36)  Morgan Stanley Dean Witter Market Leader Trust
 (37)  Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
 (38)  Morgan Stanley Dean Witter Mid-Cap Growth Fund
 (39)  Morgan Stanley Dean Witter Multi-State Municipal Series Trust
 (40)  Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
 (41)  Morgan Stanley Dean Witter New York Municipal Money Market Trust
 (42)  Morgan Stanley Dean Witter New York Tax-Free Income Fund
 (43)  Morgan Stanley Dean Witter Pacific Growth Fund Inc.
 (44)  Morgan Stanley Dean Witter Precious Metals and Minerals Trust
 (45)  Morgan Stanley Dean Witter Prime Income Trust
 (46)  Morgan Stanley Dean Witter S&P 500 Index Fund
 (47)  Morgan Stanley Dean Witter S&P 500 Select Fund
 (48)  Morgan Stanley Dean Witter Short-Term Bond Fund
 (49)  Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
 (50)  Morgan Stanley Dean Witter Special Value Fund
 (51)  Morgan Stanley Dean Witter Strategist Fund
 (52)  Morgan Stanley Dean Witter Tax-Exempt Securities Trust
 (53)  Morgan Stanley Dean Witter Tax-Free Daily Income Trust
 (54)  Morgan Stanley Dean Witter U.S. Government Money Market Trust
 (55)  Morgan Stanley Dean Witter U.S. Government Securities Trust
 (56)  Morgan Stanley Dean Witter Utilities Fund
 (57)  Morgan Stanley Dean Witter Value-Added Market Series
 (58)  Morgan Stanley Dean Witter Value Fund
 (59)  Morgan Stanley Dean Witter Variable Investment Series
 (60)  Morgan Stanley Dean Witter World Wide Income Trust
 (1)   TCW/DW Emerging Markets Opportunities Trust
 (2)   TCW/DW Global Telecom Trust
 (3)   TCW/DW Income and Growth
 (4)   TCW/DW Latin American Growth Fund

 (5)   TCW/DW Mid-Cap Equity Trust
 (6)   TCW/DW North American Government Income Trust
 (7)   TCW/DW Small Cap Growth Fund
 (8)   TCW/DW Total Return Trust

(b) The following information is given regarding directors and officers of MSDW Distributors not listed in Item 28 above. The principal address of MSDW Distributors is Two World Trade Center, New York, New York 10048. None of the following persons has any position or office with the Registrant.

Name                    Positions and Office with MSDW Distributors
----                    -------------------------------------------

Christine Edwards       Executive Vice President, Secretary, Director and Chief
                        Legal Officer.

Michael T. Gregg        Vice President and Assistant Secretary.

James F. Higgins        Director

Fredrick K. Kubler      Senior Vice President, Assistant Secretary and Chief
                        Compliance Officer.

Philip J. Purcell       Director

John Schaeffer          Director

Charles Vidala          Senior Vice President and Financial Principal

Item 30. Location of Accounts and Records

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 31. Management Services

         Registrant is not a party to any such management-related service contract.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 25th day of November, 1998.

                                 MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND

                                            By /s/ Barry Fink
                                              ---------------------------------
                                                   Barry Fink
                                                   Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 has been signed below by the following persons in the capacities and on the dates indicated.


              SIGNATURES                    TITLE                        DATE
              ----------                    -----                        ----

(1) Principal Executive Officer             President, Chief
                                            Executive Officer,
                                            Trustee and Chairman
By /s/ Charles A. Fiumefreddo                                          11/25/98
  -----------------------------------
       Charles A. Fiumefreddo

(2) Principal Financial Officer             Treasurer and Principal
                                            Accounting Officer

By /s/ Thomas F. Caloia                                                11/25/98
  -----------------------------------
       Thomas F. Caloia


(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell


By /s/ Barry Fink                                                      11/25/98
  -----------------------------------
       Barry Fink
       Attorney-in-Fact


    Michael Bozic    Manuel H. Johnson
    Edwin J. Garn    Michael E. Nugent
    John R. Haire    John L. Schroeder
    Wayne E. Hedien


By /s/ Stuart M. Strauss                                               11/25/98
  -----------------------------------
       Stuart M. Strauss
       Attorney-in-Fact

                                 EXHIBIT INDEX


1.    Form of Amendment to the Declaration of Trust of the Registrant.

5. Form of Amended Investment Management Agreement between the Registrant and Morgan Stanley Dean Witter Advisors Inc.

6.(a) Form of Amended Distribution Agreement between the Registrant and Morgan
      Stanley Dean Witter Distributors Inc.

6.(b) Form of Selected Dealer Agreement

8. Form of Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Dean Witter Trust FSB

9. Form of Amended Services Agreement between Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Services Company Inc.

11.   Consent of Independent Accountants.

16.   Schedules for Computations of Performance Quotations.

18.   Amended Multiple-Class Plan pursuant to Rule 18f-3.

27.   Financial Data Schedules as of September 30, 1998.